UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-5724

Oppenheimer Global Strategic Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 6/30/2016

Item 1. Schedule of Investments.

CONSOLIDATED STATEMENT OF INVESTMENTS June 30, 2016 Unaudited

	Principal Amount	Value
Asset-Backed Securities—7.0%
American Credit Acceptance Receivables Trust:
Series 2013-1, Cl. D, 4.94%, 6/15/20[1]	$4,480,000	$4,467,489
Series 2013-2, Cl. D, 5.92%, 8/17/20[1]	3,625,000	3,637,758
Series 2014-2, Cl. B, 2.26%, 3/10/20[1]	3,798,877	3,799,024
Series 2014-2, Cl. D, 4.96%, 5/10/21[1]	1,930,000	1,949,762
Series 2014-3, Cl. B, 2.43%, 6/10/20[1]	1,371,254	1,372,039
Series 2014-4, Cl. B, 2.60%, 10/12/20[1]	645,000	646,240
Series 2015-1, Cl. B, 2.85%, 2/12/21[1]	2,000,000	2,011,828
Series 2015-3, Cl. B, 3.56%, 10/12/21[1]	1,610,000	1,638,974
American Express Credit Account Master Trust:
Series 2014-2, Cl. A, 1.26%, 1/15/20	385,000	386,635
Series 2014-3, Cl. A, 1.49%, 4/15/20	495,000	498,927
AmeriCredit Automobile Receivables Trust:
Series 2012-2, Cl. E, 4.85%, 8/8/19[1]	1,460,000	1,462,784
Series 2012-3, Cl. E, 4.46%, 11/8/19[1]	1,260,000	1,268,312
Series 2012-4, Cl. D, 2.68%, 10/9/18	1,090,000	1,094,884
Series 2013-2, Cl. E, 3.41%, 10/8/20[1]	3,650,000	3,680,712
Series 2013-3, Cl. D, 3.00%, 7/8/19	1,540,000	1,556,601
Series 2013-3, Cl. E, 3.74%, 12/8/20[1]	1,320,000	1,344,705
Series 2013-4, Cl. D, 3.31%, 10/8/19	5,880,000	5,983,457
Series 2014-1, Cl. C, 2.15%, 3/9/20	1,905,000	1,917,008
Series 2014-1, Cl. E, 3.58%, 8/9/21	1,670,000	1,679,985
Series 2014-2, Cl. C, 2.18%, 6/8/20	3,000,000	3,015,488
Series 2014-2, Cl. E, 3.37%, 11/8/21	1,415,000	1,410,095
Series 2014-3, Cl. D, 3.13%, 10/8/20	3,845,000	3,916,960
Series 2014-4, Cl. D, 3.07%, 11/9/20	975,000	988,109
Cabela’s Credit Card Master Note Trust, Series 2016-1, Cl. A1, 1.78%, 6/15/22	2,545,000	2,545,104
Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 9/20/21	990,000	992,840
Series 2014-1, Cl. D, 3.39%, 7/22/19	2,085,000	2,134,609
Series 2014-3, Cl. D, 3.14%, 2/20/20	775,000	782,286
Series 2015-4, Cl. D, 3.62%, 5/20/21	1,430,000	1,457,043
Capital One Multi-Asset Execution Trust:
Series 2014-A2, Cl. A2, 1.26%, 1/15/20	2,880,000	2,889,524
Series 2014-A5, Cl. A5, 1.48%, 7/15/20	3,175,000	3,196,553
CarFinance Capital Auto Trust:
Series 2013-2A, Cl. B, 3.15%, 8/15/19[1]	255,245	256,121
Series 2015-1A, Cl. A, 1.75%, 6/15/21[1]	6,588,098	6,562,287
CarMax Auto Owner Trust:
Series 2012-2, Cl. D, 3.02%, 12/17/18	4,885,000	4,888,477
Series 2014-2, Cl. D, 2.58%, 11/16/20	1,365,000	1,358,585
Series 2015-2, Cl. D, 3.04%, 11/15/21	525,000	528,560
Series 2015-3, Cl. D, 3.27%, 3/15/22	935,000	941,710
Series 2016-1, Cl. D, 3.11%, 8/15/22	1,370,000	1,371,133
Chase Issuance Trust:
Series 2007-A3, Cl. A3, 5.23%, 4/15/19	495,000	508,500
Series 2014-A1, Cl. A1, 1.15%, 1/15/19	4,475,000	4,484,412
Series 2014-A6, Cl. A6, 1.26%, 7/15/19	2,675,000	2,685,612

1 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Asset-Backed Securities (Continued)
Chrysler Capital Auto Receivables Trust:
Series 2013-BA, Cl. B, 1.78%, 6/17/19[1]	$3,595,000	$3,602,418
Series 2013-BA, Cl. C, 2.24%, 9/16/19[1]	3,230,000	3,254,409
Series 2014-AA, Cl. B, 1.76%, 8/15/19[1]	3,945,000	3,946,764
Series 2014-AA, Cl. C, 2.28%, 11/15/19[1]	4,335,000	4,327,064
CPS Auto Receivables Trust, Series 2014-C, Cl. A, 1.31%, 2/15/19[1]	478,400	477,910
CPS Auto Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[1]	122,671	122,564
Credit Acceptance Auto Loan Trust, Series 2014-1A, Cl. B, 2.29%, 4/15/22[1]	2,265,000	2,261,264
Discover Card Execution Note Trust, Series 2014-A5, Cl. A, 1.39%, 4/15/20	4,370,000	4,398,444
Drive Auto Receivables Trust:
Series 2015-AA, Cl. B, 2.28%, 6/17/19[1]	2,890,000	2,897,530
Series 2015-AA, Cl. C, 3.06%, 5/17/21[1]	3,875,000	3,909,837
Series 2015-BA, Cl. C, 2.76%, 7/15/21[1]	7,930,000	7,939,105
Series 2015-BA, Cl. D, 3.84%, 7/15/21[1]	2,915,000	2,895,300
Series 2015-CA, Cl. B, 2.23%, 9/16/19[1]	3,760,000	3,766,595
Series 2015-CA, Cl. D, 4.20%, 9/15/21[1]	5,060,000	5,060,930
Series 2015-DA, Cl. C, 3.38%, 11/15/21[1]	3,825,000	3,874,212
Series 2016-BA, Cl. C, 3.19%, 7/15/22[1]	1,285,000	1,288,431
DT Auto Owner Trust:
Series 2013-1A, Cl. D, 3.74%, 5/15/20[1]	3,363,575	3,393,256
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]	8,315,827	8,405,527
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]	2,550,000	2,582,124
Series 2014-2A, Cl. D, 3.68%, 4/15/21[1]	10,195,000	10,298,540
Series 2014-3A, Cl. D, 4.47%, 11/15/21[1]	6,540,000	6,636,090
Series 2015-1A, Cl. C, 2.87%, 11/16/20[1]	920,000	920,336
Series 2015-1A, Cl. D, 4.26%, 2/15/22[1]	8,075,000	8,094,445
Series 2015-2A, Cl. D, 4.25%, 2/15/22[1]	1,845,000	1,846,040
Series 2015-3A, Cl. D, 4.53%, 10/17/22[1]	7,470,000	7,578,847
Series 2016-1A, Cl. B, 2.79%, 5/15/20[1]	1,855,000	1,863,279
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	1,000,045	970,709
Exeter Automobile Receivables Trust:
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]	1,640,000	1,654,944
Series 2014-1A, Cl. B, 2.42%, 1/15/19[1]	971,556	971,555
Series 2014-1A, Cl. C, 3.57%, 7/15/19[1]	2,655,000	2,675,888
Series 2014-2A, Cl. A, 1.06%, 8/15/18[1]	30,564	30,549
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]	540,000	543,765
First Investors Auto Owner Trust, Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]	2,730,000	2,700,037
Flagship Credit Auto Trust:
Series 2014-2, Cl. A, 1.43%, 12/16/19[1]	505,067	502,813
Series 2015-3, Cl. A, 2.38%, 10/15/20[1]	8,682,543	8,700,492
GM Financial Automobile Leasing Trust, Series 2015-1, Cl. D, 3.01%, 3/20/20	1,245,000	1,238,722
GO Financial Auto Securitization Trust, Series 2015-1, Cl. A, 1.81%, 3/15/18[1]	209,443	209,329

2 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Asset-Backed Securities (Continued)
ICE EM CLO:
Series 2007-1A, Cl. B, 2.558%, 8/15/22[1,2]	$21,000,000	$20,104,854
Series 2007-1A, Cl. C, 3.858%, 8/15/22[1,2]	17,780,000	16,642,240
Series 2007-1A, Cl. D, 5.858%, 8/15/22[1,2]	15,958,199	14,060,036
Navistar Financial Dealer Note Master Trust, Series 2014-1, Cl. D, 2.753%, 10/25/19[1,2]	545,000	542,958
Santander Drive Auto Receivables Trust:
Series 2012-AA, Cl. D, 2.46%, 12/17/18[1]	7,360,000	7,405,954
Series 2013-1, Cl. D, 2.27%, 1/15/19	16,430,000	16,487,124
Series 2013-4, Cl. D, 3.92%, 1/15/20	2,160,000	2,212,274
Series 2013-4, Cl. E, 4.67%, 1/15/20[1]	1,580,000	1,599,296
Series 2013-5, Cl. D, 2.73%, 10/15/19	3,870,000	3,917,513
Series 2013-A, Cl. D, 3.78%, 10/15/19[1]	5,840,000	5,979,342
Series 2013-A, Cl. E, 4.71%, 1/15/21[1]	1,220,000	1,254,445
Series 2014-1, Cl. D, 2.91%, 4/15/20	2,425,000	2,460,269
Series 2014-2, Cl. C, 2.33%, 11/15/19	10,525,000	10,609,187
Series 2014-2, Cl. D, 2.76%, 2/18/20	3,220,000	3,269,442
Series 2014-4, Cl. C, 2.60%, 11/16/20	9,248,000	9,358,933
Series 2015-1, Cl. C, 2.57%, 4/15/21	2,630,000	2,659,645
Series 2015-1, Cl. D, 3.24%, 4/15/21	3,125,000	3,174,168
Series 2015-5, Cl. D, 3.65%, 12/15/21	2,420,000	2,498,585
Series 2016-2, Cl. D, 3.39%, 4/15/22	880,000	891,063
SNAAC Auto Receivables Trust:
Series 2013-1A, Cl. C, 3.07%, 8/15/18[1]	249,803	249,993
Series 2014-1A, Cl. D, 2.88%, 1/15/20[1]	2,735,000	2,700,037
TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]	850,000	841,926
Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[1]	375,905	372,784
United Auto Credit Securitization Trust, Series 2015-1, Cl. D, 2.92%, 6/17/19[1]	1,150,000	1,129,544
Westlake Automobile Receivables Trust:
Series 2014-1A, Cl. D, 2.20%, 2/15/21[1]	3,250,000	3,242,734
Series 2014-2A, Cl. D, 2.86%, 7/15/21[1]	740,000	735,020
Series 2015-1A, Cl. C, 2.29%, 11/16/20[1]	8,055,000	8,044,923
Series 2015-2A, Cl. C, 2.45%, 1/15/21[1]	1,110,000	1,109,271
Total Asset-Backed Securities (Cost $358,528,000)		356,704,756

Mortgage-Backed Obligations—18.4%
Government Agency—7.7%
FHLMC/FNMA/FHLB/Sponsored—6.7%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34	660,157	737,391
5.50%, 9/1/39	1,763,379	1,968,550
6.00%, 1/1/19-7/1/24	1,056,470	1,153,778
6.50%, 4/1/18-6/1/35	731,607	848,130
7.00%, 8/1/21-3/1/35	1,098,777	1,293,296
7.50%, 1/1/32-2/1/32	1,626,606	1,990,081
8.50%, 8/1/31	67,933	75,798

3 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp. Gold Pool: (Continued)
10.00%, 5/1/20	$38,648	$41,056
Federal Home Loan Mortgage Corp. Non Gold Pool:
10.00%, 4/1/20	10,541	10,711
10.50%, 5/1/20	27,580	30,197
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 9.709%, 4/1/27[3]	150,122	32,847
Series 192, Cl. IO, 5.911%, 2/1/28[3]	68,979	13,490
Series 205, Cl. IO, 11.076%, 9/1/29[3]	446,333	98,054
Series 206, Cl. IO, 0.00%, 12/1/29[3,4]	181,414	50,086
Series 207, Cl. IO, 0.00%, 4/1/30[3,4]	159,660	34,583
Series 214, Cl. IO, 0.00%, 6/1/31[3,4]	118,344	25,760
Series 243, Cl. 6, 0.657%, 12/15/32[3]	365,004	63,221
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22	1,375,867	1,521,731
Series 151, Cl. F, 9.00%, 5/15/21	1,619	1,775
Series 1590, Cl. IA, 1.492%, 10/15/23[2]	1,000,894	1,026,143
Series 1674, Cl. Z, 6.75%, 2/15/24	41,811	46,241
Series 2034, Cl. Z, 6.50%, 2/15/28	10,587	12,171
Series 2042, Cl. N, 6.50%, 3/15/28	10,663	11,891
Series 2043, Cl. ZP, 6.50%, 4/15/28	1,070,775	1,199,169
Series 2053, Cl. Z, 6.50%, 4/15/28	8,966	10,307
Series 2116, Cl. ZA, 6.00%, 1/15/29	547,604	627,398
Series 2122, Cl. F, 0.892%, 2/15/29[2]	26,866	26,954
Series 2279, Cl. PK, 6.50%, 1/15/31	16,890	19,741
Series 2326, Cl. ZP, 6.50%, 6/15/31	153,335	172,920
Series 2344, Cl. FP, 1.392%, 8/15/31[2]	343,779	352,880
Series 2368, Cl. PR, 6.50%, 10/15/31	18,632	21,012
Series 2401, Cl. FA, 1.092%, 7/15/29[2]	45,405	46,149
Series 2412, Cl. GF, 1.392%, 2/15/32[2]	513,782	527,347
Series 2427, Cl. ZM, 6.50%, 3/15/32	672,785	779,302
Series 2451, Cl. FD, 1.442%, 3/15/32[2]	212,892	218,985
Series 2453, Cl. BD, 6.00%, 5/15/17	4,640	4,737
Series 2461, Cl. PZ, 6.50%, 6/15/32	81,292	96,937
Series 2464, Cl. FI, 1.442%, 2/15/32[2]	202,020	206,715
Series 2470, Cl. AF, 1.442%, 3/15/32[2]	343,483	353,313
Series 2470, Cl. LF, 1.442%, 2/15/32[2]	206,610	211,412
Series 2475, Cl. FB, 1.442%, 2/15/32[2]	282,966	287,727
Series 2517, Cl. GF, 1.442%, 2/15/32[2]	170,830	174,800
Series 2551, Cl. LF, 0.942%, 1/15/33[2]	26,242	26,371
Series 2564, Cl. MP, 5.00%, 2/15/18	22,386	22,942
Series 2585, Cl. HJ, 4.50%, 3/15/18	11,757	12,026
Series 2635, Cl. AG, 3.50%, 5/15/32	280,622	297,889
Series 2668, Cl. AZ, 4.00%, 9/15/18	70,939	72,477
Series 2676, Cl. KY, 5.00%, 9/15/23	550,390	596,553
Series 2707, Cl. QE, 4.50%, 11/15/18	158,182	163,109
Series 2770, Cl. TW, 4.50%, 3/15/19	39,726	40,880
Series 3010, Cl. WB, 4.50%, 7/15/20	7,822	8,136
Series 3025, Cl. SJ, 23.129%, 8/15/35[2]	434,377	684,300

4 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 3741, Cl. PA, 2.15%, 2/15/35	$643,126	$650,575
Series 3815, Cl. BD, 3.00%, 10/15/20	22,294	22,673
Series 3840, Cl. CA, 2.00%, 9/15/18	15,364	15,490
Series 3848, Cl. WL, 4.00%, 4/15/40	882,437	929,899
Series 3857, Cl. GL, 3.00%, 5/15/40	19,653	20,538
Series 3917, Cl. BA, 4.00%, 6/15/38	542,654	574,200
Series 4221, Cl. HJ, 1.50%, 7/15/23	812,454	820,627
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2035, Cl. PE, 0.00%, 3/15/28[3,4]	21,724	2,664
Series 2049, Cl. PL, 22.003%, 4/15/28[3]	124,013	15,345
Series 2074, Cl. S, 43.404%, 7/17/28[3]	110,698	20,054
Series 2079, Cl. S, 0.00%, 7/17/28[3,4]	192,513	37,912
Series 2177, Cl. SB, 0.00%, 8/15/29[3,5]	121,568	29,186
Series 2526, Cl. SE, 25.93%, 6/15/29[3]	222,557	48,932
Series 2682, Cl. TQ, 0.00%, 10/15/33[3,5]	882,459	218,466
Series 2795, Cl. SH, 5.766%, 3/15/24[3]	1,579,544	193,565
Series 2920, Cl. S, 0.00%, 1/15/35[3,5]	1,561,222	299,657
Series 2922, Cl. SE, 5.442%, 2/15/35[3]	101,195	18,843
Series 2981, Cl. AS, 0.09%, 5/15/35[3]	773,267	157,629
Series 2981, Cl. BS, 0.00%, 5/15/35[3,5]	1,767,192	376,899
Series 3004, Cl. SB, 99.999%, 7/15/35[3]	2,321,385	355,079
Series 3201, Cl. SG, 4.319%, 8/15/36[3]	642,299	143,644
Series 3397, Cl. GS, 12.276%, 12/15/37[3]	509,487	103,912
Series 3424, Cl. EI, 0.00%, 4/15/38[3,4]	218,667	27,125
Series 3450, Cl. BI, 8.629%, 5/15/38[3]	762,396	134,218
Series 3606, Cl. SN, 1.623%, 12/15/39[3]	387,159	78,483
Series 3659, Cl. IE, 0.00%, 3/15/19[3,4]	664,440	29,044
Series 3685, Cl. EI, 0.00%, 3/15/19[3,4]	376,737	12,279
Federal National Mortgage Assn.:
2.50%, 7/1/31[6]	54,660,000	56,556,020
3.00%, 7/1/31[6]	42,290,000	44,344,204
3.50%, 7/1/46[6]	107,940,000	113,880,913
4.00%, 7/1/46[6]	46,045,000	49,362,580
5.00%, 7/1/46[6]	8,835,000	9,815,132
Federal National Mortgage Assn. Grantor Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-T10, Cl. IO, 0.00%, 12/25/41[3,4]	44,099,370	639,436
Series 2001-T3, Cl. IO, 0.00%, 11/25/40[3,4]	6,508,214	376,985
Federal National Mortgage Assn. Pool:
4.50%, 12/1/20	462,061	479,775
5.00%, 2/1/18-12/1/21	1,771,577	1,821,636
5.50%, 1/1/22-5/1/36	744,929	831,555
6.00%, 6/1/17-1/1/19	9,025	9,171
6.50%, 4/1/18-1/1/34	3,587,767	4,183,295
7.00%, 11/1/17-4/1/34	5,700,466	6,861,170
7.50%, 2/1/27-3/1/33	2,536,887	3,073,621
8.50%, 7/1/32	17,796	19,521

5 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn. Pool: (Continued)
9.50%, 3/15/21	$9,160	$9,330
11.00%, 2/1/26	100,327	109,539
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 34.935%, 5/25/23[3]	167,942	30,828
Series 247, Cl. 2, 16.379%, 10/25/23[3]	82,277	13,245
Series 252, Cl. 2, 23.669%, 11/25/23[3]	21,314	3,912
Series 254, Cl. 2, 8.081%, 1/25/24[3]	60,147	13,469
Series 301, Cl. 2, 0.00%, 4/25/29[3,4]	203,283	46,647
Series 303, Cl. IO, 33.271%, 11/25/29[3]	197,868	51,503
Series 313, Cl. 2, 6.944%, 6/25/31[3]	1,675,407	349,907
Series 319, Cl. 2, 1.551%, 2/25/32[3]	538,472	116,246
Series 321, Cl. 2, 3.914%, 4/25/32[3]	953,703	199,988
Series 324, Cl. 2, 0.00%, 7/25/32[3,4]	413,948	87,161
Series 328, Cl. 2, 0.00%, 12/25/32[3,4]	367,938	63,230
Series 331, Cl. 5, 1.54%, 2/25/33[3]	841,140	163,497
Series 332, Cl. 2, 0.00%, 3/25/33[3,4]	1,625,757	308,390
Series 334, Cl. 10, 3.531%, 2/25/33[3]	680,264	125,490
Series 334, Cl. 12, 0.00%, 3/25/33[3,4]	980,561	218,151
Series 339, Cl. 7, 0.00%, 11/25/33[3,4]	2,008,828	399,176
Series 345, Cl. 9, 0.00%, 1/25/34[3,4]	568,128	112,713
Series 351, Cl. 10, 0.00%, 4/25/34[3,4]	254,868	51,196
Series 351, Cl. 8, 0.00%, 4/25/34[3,4]	451,393	90,359
Series 356, Cl. 10, 0.00%, 6/25/35[3,4]	326,413	60,486
Series 356, Cl. 12, 0.00%, 2/25/35[3,4]	157,882	29,319
Series 362, Cl. 13, 0.00%, 8/25/35[3,4]	23,230	4,716
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1996-35, Cl. Z, 7.00%, 7/25/26	55,337	62,390
Series 1997-45, Cl. CD, 8.00%, 7/18/27	557,499	644,405
Series 1998-58, Cl. PC, 6.50%, 10/25/28	310,450	350,749
Series 1999-14, Cl. MB, 6.50%, 4/25/29	17,005	19,594
Series 1999-54, Cl. LH, 6.50%, 11/25/29	564,846	661,598
Series 2001-19, Cl. Z, 6.00%, 5/25/31	243,821	279,347
Series 2001-44, Cl. QC, 6.00%, 9/25/16	584	591
Series 2001-65, Cl. F, 1.053%, 11/25/31[2]	402,667	408,887
Series 2001-80, Cl. ZB, 6.00%, 1/25/32	479,659	546,074
Series 2002-12, Cl. PG, 6.00%, 3/25/17	32,127	32,624
Series 2002-19, Cl. PE, 6.00%, 4/25/17	4,329	4,344
Series 2002-21, Cl. PE, 6.50%, 4/25/32	557,185	639,064
Series 2002-29, Cl. F, 1.453%, 4/25/32[2]	221,399	226,692
Series 2002-64, Cl. FJ, 1.453%, 4/25/32[2]	68,049	69,676
Series 2002-68, Cl. FH, 0.948%, 10/18/32[2]	141,812	142,535
Series 2002-81, Cl. FM, 0.953%, 12/25/32[2]	271,952	273,279
Series 2002-84, Cl. FB, 1.453%, 12/25/32[2]	45,171	46,217
Series 2002-9, Cl. PC, 6.00%, 3/25/17	33,889	34,486
Series 2003-100, Cl. PA, 5.00%, 10/25/18	410,566	423,742
Series 2003-11, Cl. FA, 1.453%, 9/25/32[2]	61,641	63,069
Series 2003-112, Cl. AN, 4.00%, 11/25/18	143,741	146,881
Series 2003-116, Cl. FA, 0.853%, 11/25/33[2]	144,838	145,049

6 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2003-84, Cl. GE, 4.50%, 9/25/18	$28,128	$28,873
Series 2004-101, Cl. BG, 5.00%, 1/25/20	128,109	129,005
Series 2004-25, Cl. PC, 5.50%, 1/25/34	88,444	92,169
Series 2005-31, Cl. PB, 5.50%, 4/25/35	2,865,000	3,456,455
Series 2005-71, Cl. DB, 4.50%, 8/25/25	1,171,320	1,251,175
Series 2006-11, Cl. PS, 22.905%, 3/25/36[2]	437,586	695,709
Series 2006-46, Cl. SW, 22.537%, 6/25/36[2]	591,499	838,416
Series 2008-75, Cl. DB, 4.50%, 9/25/23	306,865	315,347
Series 2009-113, Cl. DB, 3.00%, 12/25/20	606,285	617,435
Series 2009-36, Cl. FA, 1.393%, 6/25/37[2]	480,118	490,116
Series 2009-70, Cl. TL, 4.00%, 8/25/19	546,361	556,944
Series 2010-43, Cl. KG, 3.00%, 1/25/21	159,490	163,022
Series 2011-122, Cl. EC, 1.50%, 1/25/20	480,422	482,635
Series 2011-15, Cl. DA, 4.00%, 3/25/41	413,282	438,091
Series 2011-3, Cl. EL, 3.00%, 5/25/20	980,055	997,880
Series 2011-3, Cl. KA, 5.00%, 4/25/40	1,117,809	1,232,331
Series 2011-38, Cl. AH, 2.75%, 5/25/20	16,302	16,544
Series 2011-6, Cl. BA, 2.75%, 6/25/20	410,846	415,785
Series 2011-69, Cl. EA, 3.00%, 11/25/29	294,416	297,041
Series 2011-82, Cl. AD, 4.00%, 8/25/26	356,374	366,462
Series 2011-88, Cl. AB, 2.50%, 9/25/26	245,438	248,735
Series 2012-20, Cl. FD, 0.853%, 3/25/42[2]	1,652,374	1,660,817
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61, Cl. SH, 20.909%, 11/18/31[3]	457,052	98,557
Series 2001-63, Cl. SD, 12.887%, 12/18/31[3]	13,714	2,666
Series 2001-68, Cl. SC, 5.888%, 11/25/31[3]	9,076	1,795
Series 2001-81, Cl. S, 19.718%, 1/25/32[3]	128,072	29,119
Series 2002-28, Cl. SA, 29.373%, 4/25/32[3]	106,812	22,730
Series 2002-38, Cl. SO, 40.166%, 4/25/32[3]	122,881	24,886
Series 2002-39, Cl. SD, 32.759%, 3/18/32[3]	191,184	44,210
Series 2002-48, Cl. S, 25.235%, 7/25/32[3]	165,655	36,659
Series 2002-52, Cl. SL, 26.787%, 9/25/32[3]	101,826	21,854
Series 2002-53, Cl. SK, 31.971%, 4/25/32[3]	119,175	28,738
Series 2002-56, Cl. SN, 26.743%, 7/25/32[3]	227,188	49,514
Series 2002-65, Cl. SC, 51.831%, 6/25/26[3]	412,186	72,838
Series 2002-77, Cl. IS, 36.357%, 12/18/32[3]	209,351	47,756
Series 2002-77, Cl. SH, 29.231%, 12/18/32[3]	177,727	41,587
Series 2002-89, Cl. S, 99.999%, 1/25/33[3]	1,211,185	341,978
Series 2002-9, Cl. MS, 21.972%, 3/25/32[3]	177,650	40,021
Series 2003-13, Cl. IO, 10.187%, 3/25/33[3]	927,088	147,705
Series 2003-26, Cl. DI, 10.66%, 4/25/33[3]	574,635	137,749
Series 2003-26, Cl. IK, 13.47%, 4/25/33[3]	100,703	12,936
Series 2003-33, Cl. SP, 99.999%, 5/25/33[3]	543,189	117,169
Series 2003-4, Cl. S, 25.131%, 2/25/33[3]	265,244	60,575
Series 2003-46, Cl. IH, 0.00%, 6/25/23[3,4]	86,945	9,731
Series 2004-56, Cl. SE, 9.525%, 10/25/33[3]	581,954	120,611

7 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2005-12, Cl. SC, 8.137%, 3/25/35[3]	$48,112	$8,686
Series 2005-14, Cl. SE, 29.668%, 3/25/35[3]	369,465	73,733
Series 2005-40, Cl. SA, 99.999%, 5/25/35[3]	2,136,861	461,405
Series 2005-40, Cl. SB, 99.999%, 5/25/35[3]	946,769	163,902
Series 2005-52, Cl. JH, 4.423%, 5/25/35[3]	1,196,086	226,940
Series 2006-90, Cl. SX, 99.999%, 9/25/36[3]	2,190,988	401,574
Series 2007-88, Cl. XI, 27.214%, 6/25/37[3]	3,887,889	753,984
Series 2008-55, Cl. SA, 0.00%, 7/25/38[3,4]	263,054	31,269
Series 2009-8, Cl. BS, 0.00%, 2/25/24[3,4]	159,392	5,778
Series 2010-95, Cl. DI, 0.00%, 11/25/20[3,4]	930,859	43,209
Series 2011-96, Cl. SA, 5.993%, 10/25/41[3]	397,106	81,106
Series 2012-134, Cl. SA, 8.342%, 12/25/42[3]	1,475,574	359,616
Series 2012-40, Cl. PI, 0.00%, 4/25/41[3,4]	4,199,787	514,896
Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Series 302, Cl. 2, 6%, 5/1/29	2,586	501
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1992-2, Cl. IO, 0.00%, 9/15/22[3,4]	3,695,761	49,986
Series 1995-2B, Cl. 2IO, 0.00%, 6/15/25[3,4]	334,722	7,621
Series 1995-3, Cl. 1IO, 0.00%, 9/15/25[3,4]	10,401,756	51,372
		343,359,161

GNMA/Guaranteed—1.0%
Government National Mortgage Assn. I Pool:
7.00%, 1/15/28-8/15/28	506,126	553,168
8.00%, 1/15/28-9/15/28	296,231	321,930
Government National Mortgage Assn. II Pool:
1.875%, 7/20/27[2]	3,136	3,252
3.50%, 7/1/46[6]	31,580,000	33,514,276
4.00%, 7/1/46[6]	14,095,000	15,067,334
7.00%, 1/20/30	81,229	97,697
11.00%, 10/20/19	1,002	1,008
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2007-17, Cl. AI, 14.757%, 4/16/37[3]	1,357,646	295,682
Series 2011-52, Cl. HS, 4.298%, 4/16/41[3]	2,410,291	469,499
		50,323,846

Non-Agency—10.7%
Commercial—8.0%
Banc of America Funding Trust, Series 2006-G, Cl. 2A4, 0.738%, 7/20/36[2]	2,098,432	1,957,119
BCAP LLC Trust:
Series 2011-R11, Cl. 18A5, 2.43%, 9/26/35[1,2]	267,366	268,172
Series 2012-RR2, Cl. 6A3, 2.872%, 9/26/35[1,2]	803,325	800,578
Series 2012-RR6, Cl. RR6, 2.404%, 11/26/36[1]	396,337	392,678
Series 2013-RR2, Cl. 5A2, 3.031%, 3/26/36[1,2]	11,375,145	9,940,507
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg.
Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[1,3,4]	113,396	3,501
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Cl. D, 4.603%, 4/10/46[1,2]	455,000	418,536

8 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Commercial (Continued)
COMM Mortgage Trust:
Series 2012-CR4, Cl. D, 4.725%, 10/15/45[1,2]	$320,000	$307,752
Series 2012-CR5, Cl. E, 4.479%, 12/10/45[1,2]	1,880,000	1,708,261
Series 2013-CR6, Cl. AM, 3.147%, 3/10/46[1]	2,825,000	2,949,789
Series 2013-CR7, Cl. D, 4.491%, 3/10/46[1,2]	8,505,000	7,794,977
Series 2013-CR9, Cl. D, 4.399%, 7/10/45[1,2]	7,315,000	6,665,511
Series 2013-LC13, Cl. D, 5.213%, 8/10/46[1,2]	4,933,000	4,405,027
Series 2014-CR21, Cl. AM, 3.987%, 12/10/47	70,000	76,486
Series 2014-UBS3, Cl. D, 4.974%, 6/10/47[1,2]	20,455,000	16,489,313
Series 2014-UBS6, Cl. AM, 4.048%, 12/10/47	3,210,000	3,498,363
Series 2015-CR23, Cl. AM, 3.801%, 5/10/48	3,210,000	3,468,486
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[3,4]	8,960,079	666,664
Connecticut Avenue Securities:
Series 2014-C03, Cl. 1M1, 1.653%, 7/25/24[2]	1,302,140	1,305,773
Series 2014-C03, Cl. 2M2, 3.353%, 7/25/24[2]	13,865,000	13,047,904
Series 2014-C04, Cl. 2M1, 2.553%, 11/25/24[2]	593,212	595,576
Series 2015-C01, Cl. 1M2, 4.753%, 2/25/25[2]	7,500,000	7,622,585
Series 2015-C03, Cl. 1M1, 1.953%, 7/25/25[2]	1,087,933	1,091,247
Series 2015-C03, Cl. 1M2, 5.453%, 7/25/25[2]	14,010,000	14,109,554
Series 2016-C02, Cl. 1M1, 2.603%, 9/25/28[2]	1,576,843	1,596,088
Series 2016-C03, Cl. 1M1, 2.453%, 10/25/28[2]	2,844,750	2,865,838
CSMC, Series 2009-13R, Cl. 4A1, 2.746%, 9/26/36[1,2]	3,145	3,151
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Cl. AM, 3.539%, 5/10/49	1,775,000	1,892,086
Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 0.668%, 7/22/36[1,2]	920,000	807,903
Federal National Mortgage Assn., Alternative Credit Enhancement Securities:
Series 2015-M11, Cl. A2, 2.921%, 4/25/25[2]	2,455,000	2,601,829
Series 2015-M8, Cl. A2, 2.90%, 1/25/25[2]	1,720,000	1,838,474
Series 2016-M5, Cl. A2, 2.469%, 4/25/26	9,210,000	9,380,160
FREMF Mortgage Trust:
Series 2012-K20, Cl. C, 4.005%, 5/25/45[1,2]	11,615,000	11,500,031
Series 2012-K501, Cl. C, 3.425%, 11/25/46[1,2]	125,000	125,218
Series 2013-K25, Cl. C, 3.743%, 11/25/45[1,2]	1,975,000	1,878,304
Series 2013-K26, Cl. C, 3.722%, 12/25/45[1,2]	335,000	327,464
Series 2013-K27, Cl. C, 3.616%, 1/25/46[1,2]	520,000	476,276
Series 2013-K28, Cl. C, 3.614%, 6/25/46[1,2]	7,865,000	7,287,588
Series 2013-K502, Cl. C, 3.21%, 3/25/45[1,2]	630,000	633,357
Series 2013-K712, Cl. C, 3.484%, 5/25/45[1,2]	660,000	670,722
Series 2013-K713, Cl. C, 3.274%, 4/25/46[1,2]	420,000	418,330
Series 2014-K41, Cl. B, 3.961%, 11/25/47[1,2]	7,635,000	7,525,164
Series 2014-K715, Cl. C, 4.268%, 2/25/46[1,2]	25,000	24,726
Series 2015-K44, Cl. B, 3.811%, 1/25/48[1,2]	12,690,000	12,305,364
Series 2015-K45, Cl. B, 3.714%, 4/25/48[1,2]	9,685,000	9,291,928
Great Wolf Trust, Series 2015-WFMZ, Cl. M, 7.424%, 5/15/32[1,2]	6,000,000	5,695,642
GS Mortgage Securities Trust, Series 2014-GC22, Cl. D, 4.646%, 6/10/47[1,2]	4,577,000	3,496,949
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 3.182%, 7/25/35[2]	537,740	529,584

9 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Cl. D, 4.293%, 12/15/47[2]	$14,821,000	$13,001,635
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 2.827%, 7/25/35[2]	325,451	325,261
JP Morgan Resecuritization Trust:
Series 2009-11, Cl. 5A1, 2.746%, 9/26/36[1,2]	11,980	11,991
Series 2009-5, Cl. 1A2, 3.046%, 7/26/36[1,2]	18,559,930	16,690,208
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C14, Cl. D, 4.715%, 8/15/46[1,2]	8,445,000	7,744,692
Series 2013-C15, Cl. D, 5.212%, 11/15/45[1,2]	3,755,000	3,585,817
Series 2014-C21, Cl. D, 4.816%, 8/15/47[1,2]	14,850,000	12,271,958
Series 2014-C25, Cl. AS, 4.065%, 11/15/47	6,680,000	7,318,509
Series 2014-C26, Cl. AS, 3.80%, 1/15/48	3,700,000	3,977,567
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24[1,2]	81,688	67,457
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6, Cl. E, 4.812%, 11/15/45[1,2]	2,240,000	2,175,123
Series 2013-C12, Cl. D, 4.925%, 10/15/46[1,2]	7,630,000	6,896,822
Series 2013-C13, Cl. D, 5.055%, 11/15/46[1,2]	430,000	391,091
Series 2014-C14, Cl. B, 4.802%, 2/15/47[2]	680,000	750,356
Series 2014-C14, Cl. D, 4.992%, 2/15/47[1,2]	9,810,000	8,745,189
Morgan Stanley Re-Remic Trust:
Series 2012-R3, Cl. 1A, 2.197%, 11/26/36[1,2]	1,751,709	1,766,638
Series 2012-R3, Cl. 1B, 2.197%, 11/26/36[1,2]	12,633,831	8,420,558
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.668%, 6/26/46[1,2]	283,025	282,611
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 2.602%, 8/25/34[2]	12,998,666	12,998,801
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN1, Cl. M1, 3.853%, 7/25/23[2]	2,696,750	2,754,581
Series 2014-DN1, Cl. M2, 2.653%, 2/25/24[2]	135,000	136,896
Series 2014-DN4, Cl. M3, 5.003%, 10/25/24[2]	15,265,000	15,574,973
Series 2014-HQ2, Cl. M1, 1.903%, 9/25/24[2]	749,725	754,055
Series 2014-HQ2, Cl. M3, 4.203%, 9/25/24[2]	16,320,000	15,696,064
Series 2015-DN1, Cl. M1, 1.703%, 1/25/25[2]	97,809	97,812
Series 2015-DN1, Cl. M3, 4.603%, 1/25/25[2]	12,275,000	12,768,440
Series 2015-DNA2, Cl. M2, 3.046%, 12/25/27[2]	1,140,000	1,162,626
Series 2015-DNA3, Cl. M1, 1.803%, 4/25/28[2]	764,633	766,109
Series 2015-DNA3, Cl. M2, 3.303%, 4/25/28[2]	2,870,000	2,952,693
Series 2015-DNA3, Cl. M3, 5.153%, 4/25/28[2]	12,185,000	12,099,031
Series 2015-HQA1, Cl. M1, 1.703%, 3/25/28[2]	1,675,164	1,675,351
Series 2016-DNA2, Cl. M1, 1.703%, 10/25/28[2]	2,950,623	2,951,349
Series 2016-DNA2, Cl. M2, 2.653%, 10/25/28[2]	2,930,000	2,955,660
Series 2016-DNA3, Cl. M1, 1.546%, 12/25/28[2]	2,440,000	2,443,608
Series 2016-DNA3, Cl. M2, 2.446%, 12/25/28[2]	2,685,000	2,692,278
Series 2016-HQA2, Cl. M1, 1.653%, 11/25/28[2]	1,700,000	1,702,941
Series 2016-HQA2, Cl. M2, 2.703%, 11/25/28[2]	2,885,000	2,903,305
UBS-Barclays Commercial Mortgage Trust:
Series 2012-C2, Cl. E, 5.043%, 5/10/63[1,2]	7,872,194	7,579,681
Series 2013-C5, Cl. D, 4.224%, 3/10/46[1,2]	13,830,000	12,520,534

10 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Commercial (Continued)
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA3, Cl. 5A, 1.928%, 4/25/47[2]	$1,207,923	$918,290
Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Cl. AS, 4.013%, 6/15/48	2,090,000	2,281,128
WF-RBS Commercial Mortgage Trust:
Series 2012-C7, Cl. E, 4.992%, 6/15/45[1,2]	660,000	636,953
Series 2013-C11, Cl. D, 4.318%, 3/15/45[1,2]	1,309,000	1,202,757
Series 2013-C14, Cl. AS, 3.488%, 6/15/46	1,800,000	1,908,541
Series 2013-C15, Cl. D, 4.629%, 8/15/46[1,2]	12,358,996	11,010,707
Series 2014-C20, Cl. AS, 4.176%, 5/15/47	1,455,000	1,611,001
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0.00%, 3/15/44[1,3,4]	16,501,027	816,012
		412,752,195

Multi-Family—0.9%
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates:
Series K041, Cl. A2, 3.171%, 10/25/24	1,585,000	1,731,519
Series K042, Cl. A2, 2.67%, 12/25/24	2,095,000	2,208,171
Series K043, Cl. A2, 3.062%, 12/25/24	1,380,000	1,496,106
Series K045, Cl. A2, 3.023%, 1/25/25	3,065,000	3,317,725
Series K046, Cl. A2, 3.205%, 3/25/25	565,000	618,646
Series K047, Cl. A2, 3.329%, 5/25/25	5,110,000	5,648,763
Series K048, Cl. A2, 3.284%, 6/25/25[2]	5,640,000	6,210,582
Series K049, Cl. A2, 3.01%, 7/25/25	2,575,000	2,780,066
Series K050, Cl. A2, 3.334%, 8/25/25[2]	2,565,000	2,837,410
Series K052, Cl. A2, 3.151%, 11/25/25	4,310,000	4,699,739
Series K053, Cl. A2, 2.995%, 12/25/25	5,385,000	5,803,237
Series K054, Cl. A2, 2.745%, 1/25/26	6,295,000	6,646,239
		43,998,203

Residential—1.8%
Bear Stearns ARM Trust:
Series 2005-2, Cl. A1, 3.09%, 3/25/35[2]	575,210	577,984
Series 2006-1, Cl. A1, 2.58%, 2/25/36[2]	109,289	106,977
Chase Funding Trust, Series 2003-2, Cl. 2A2, 1.013%, 2/25/33[2]	15,989	13,666
CHL Mortgage Pass-Through Trust:
Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	2,503,240	2,382,509
Series 2005-J4, Cl. A7, 5.50%, 11/25/35	2,209,429	2,182,981
Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2, Cl. 1A3, 2.986%, 5/25/35[2]	3,272,953	3,232,150
Series 2005-3, Cl. 2A4, 3.007%, 8/25/35[2]	5,689,489	4,814,353
Series 2006-AR1, Cl. 1A1, 2.87%, 10/25/35[2]	25,139	24,913
Series 2009-8, Cl. 7A2, 2.855%, 3/25/36[1,2]	29,765,375	26,727,032
Series 2012-8, Cl. 1A1, 2.93%, 10/25/35[1,2]	1,443,628	1,440,794
Series 2014-8, Cl. 1A2, 0.738%, 7/20/36[1,2]	1,635,000	1,290,580
CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G, Cl. 2A, 0.672%, 12/15/35[2]	146,224	128,278
Series 2006-H, Cl. 2A1A, 0.592%, 11/15/36[2]	83,011	60,877
GSR Mortgage Loan Trust, Series 2005-AR6, Cl. 1A4, 2.978%, 9/25/35[2]	6,469,749	6,625,895
Home Equity Mortgage Trust, Series 2005-1, Cl. M6, 5.863%, 6/25/35[2]	1,077,089	1,091,415

11 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Residential (Continued)
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 0.763%, 7/25/35[2]	$29,628	$28,055
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 0.553%, 8/25/36[2]	4,161,225	1,846,901
Merrill Lynch Mortgage Investors Trust, Series 2005-A1, Cl. 2A1, 2.757%, 12/25/34[2]	112,504	112,299
RALI Trust:
Series 2005-QA4, Cl. A32, 3.407%, 4/25/35[2]	30,217	1,571
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	85,569	69,466
Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6%, 6/25/35	6,619,094	6,181,675
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.535%, 10/25/33[2]	180,326	183,387
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1, Cl. 1A1, 2.766%, 2/25/35[2]	4,322,678	4,305,678
Series 2005-AR10, Cl. 1A1, 2.893%, 6/25/35[2]	2,225,589	2,264,384
Series 2005-AR13, Cl. 1A5, 3.057%, 5/25/35[2]	659,953	661,462
Series 2005-AR15, Cl. 1A2, 2.736%, 9/25/35[2]	966,523	939,800
Series 2005-AR15, Cl. 1A6, 2.736%, 9/25/35[2]	9,740,299	9,237,419
Series 2005-AR4, Cl. 2A2, 2.985%, 4/25/35[2]	279,063	279,002
Series 2006-AR10, Cl. 5A5, 3.046%, 7/25/36[2]	1,604,728	1,549,298
Series 2006-AR14, Cl. 1A2, 5.879%, 10/25/36[2]	2,884,406	2,772,332
Series 2006-AR2, Cl. 2A3, 2.855%, 3/25/36[2]	5,651,790	5,554,112
Series 2006-AR7, Cl. 2A4, 3.085%, 5/25/36[2]	3,835,519	3,651,328
Series 2006-AR8, Cl. 2A1, 2.866%, 4/25/36[2]	2,971,459	2,903,349
		93,241,922
Total Mortgage-Backed Obligations (Cost $930,744,651)		943,675,327

U.S. Government Obligations—2.6%
Federal Home Loan Bank Nts., 0.875%, 6/29/18	8,100,000	8,132,019
Federal Home Loan Mortgage Corp. Nts., 1.125%, 4/15/19	20,334,000	20,528,149
Federal National Mortgage Assn. Nts., 0.875%, 3/28/18	2,445,000	2,454,103
United States Treasury Bonds, Strips, 0.89%, 8/15/16[7]	11,000,000	10,995,710
United States Treasury Nts.:
0.75%, 10/31/17	18,690,000	18,740,014
0.875%, 7/15/17	6,869,000	6,894,896
1.625%, 4/30/19[8,9]	31,242,000	32,051,105
1.75%, 10/31/20[8,9]	29,428,000	30,430,377
2.50%, 8/15/23	2,703,000	2,929,271
Total U.S. Government Obligations (Cost $131,524,026)		133,155,644

Foreign Government Obligations—6.0%
Argentina—0.3%
Argentine Republic Sr. Unsec. Bonds, 7.125%, 7/6/36	6,095,000	6,095,000
Argentine Republic Sr. Unsec. Nts.:
6.625%, 7/6/28	7,450,000	7,450,000
8.375%, 5/19/24[1]	1,735,000	1,800,062
		15,345,062

12 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Brazil—0.2%
Federative Republic of Brazil Sr. Unsec. Bonds:
5.00%, 1/27/45		$1,925,000	$1,732,500
6.00%, 4/7/26		6,220,000	6,748,700
			8,481,200

Colombia—0.6%
Republic of Colombia Sr. Unsec. Bonds:
3.875%, 3/22/26	EUR	2,490,000	2,960,020
4.00%, 2/26/24		1,210,000	1,267,475
5.00%, 6/15/45		945,000	987,525
6.125%, 1/18/41		10,540,000	12,279,100
Series B, 7.50%, 8/26/26	COP	32,865,000,000	11,232,030
			28,726,150

Croatia—0.1%
Republic of Croatia Sr. Unsec. Bonds, 6.75%, 11/5/19[1]		2,335,000	2,546,551
Republic of Croatia Sr. Unsec. Nts., 3.875%, 5/30/22	EUR	2,735,000	3,116,991
			5,663,542

Dominican Republic—0.0%
Dominican Republic Sr. Unsec. Bonds, 7.45%, 4/30/44[1]		1,245,000	1,375,725
Hungary—0.4%
Hungary Sr. Unsec. Bonds:
5.375%, 2/21/23		3,510,000	3,895,064
5.75%, 11/22/23		4,680,000	5,335,785
Hungary Unsec. Bonds, Series 23/A, 6%, 11/24/23	HUF	1,453,000,000	6,212,344
Hungary Unsec. Nts., Series 20/B, 3.50%, 6/24/20	HUF	1,565,000,000	5,820,379
			21,263,572

Indonesia—1.5%
Perusahaan Penerbit SBSN Indonesia III Sr. Unsec. Nts., 4%, 11/21/18[1]		2,280,000	2,368,236
Perusahaan Penerbit SBSN Indonesia III Unsec. Bonds:
4.35%, 9/10/24[1]		1,490,000	1,545,875
4.55%, 3/29/26[1]		2,480,000	2,597,800
Perusahaan Penerbit SBSN Indonesia III Unsec. Nts., 6.125%, 3/15/19[1]		5,170,000	5,687,000
Republic of Indonesia Sr. Unsec. Bonds:
3.375%, 7/30/25[1]	EUR	760,000	874,394
3.75%, 6/14/28[1]	EUR	1,240,000	1,396,580
4.125%, 1/15/25[1]		950,000	991,763
5.125%, 1/15/45[1]		4,735,000	5,041,298
5.875%, 3/13/20[1]		950,000	1,058,855
6.75%, 1/15/44[1]		4,865,000	6,194,347
Republic of Indonesia Treasury Bonds:
Series FR53, 8.25%, 7/15/21	IDR	335,225,000,000	26,367,752
Series FR56, 8.375%, 9/15/26	IDR	284,190,000,000	22,733,027
			76,856,927

Kazakhstan—0.1%
Republic of Kazakhstan Sr. Unsec. Bonds, 4.875%, 10/14/44[1]		6,165,000	6,010,813

13 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Mexico—0.6%
United Mexican States Sr. Unsec. Bonds:
4.00%, 3/15/2115	EUR	5,135,000	$5,303,257
Series M, 5.75%, 3/5/26	MXN	469,230,000	25,500,633
			30,803,890

Morocco—0.1%
Kingdom of Morocco Sr. Unsec. Bonds:
4.25%, 12/11/22[1]		2,795,000	2,934,126
5.50%, 12/11/42[1]		3,370,000	3,654,344
			6,588,470

Namibia—0.0%
Republic of Namibia Sr. Unsec. Bonds, 5.25%, 10/29/25[1]		1,305,000	1,334,362

Oman—0.1%
Sultanate of Oman Sr. Unsec. Bonds, 4.75%, 6/15/26[1]		4,950,000	4,923,547

Peru—0.1%
Republic of Peru Sr. Unsec. Bonds:
2.75%, 1/30/26	EUR	3,385,000	3,991,285
3.75%, 3/1/30	EUR	1,240,000	1,501,353
4.125%, 8/25/27		2,230,000	2,464,150
			7,956,788

Romania—0.2%
Romania Sr. Unsec. Bonds:
2.75%, 10/29/25[1]	EUR	3,455,000	3,941,279
3.875%, 10/29/35[1]	EUR	1,090,000	1,259,450
4.875%, 1/22/24[1]		3,965,000	4,381,523
			9,582,252

Senegal—0.0%
Republic of Senegal Unsec. Bonds, 6.25%, 7/30/24[1]		1,245,000	1,192,088

Serbia—0.1%
Republic of Serbia Sr. Unsec. Nts., 5.25%, 11/21/17[1]		1,795,000	1,858,213
Republic of Serbia Unsec. Nts., 5.875%, 12/3/18[1]		3,680,000	3,907,424
			5,765,637

South Africa—0.4%
Republic of South Africa Unsec. Bonds:
Series 2037, 8.50%, 1/31/37	ZAR	71,000,000	4,370,699
Series R186, 10.50%, 12/21/26	ZAR	200,900,000	15,162,685
			19,533,384

Turkey—0.9%
Republic of Turkey Sr. Unsec. International Bonds, 4.875%, 10/9/26		3,750,000	3,959,606
Republic of Turkey Unsec. Bonds, 6.625%, 2/17/45		3,740,000	4,550,148
Republic of Turkey Unsec. Nts.:
7.40%, 2/5/20	TRY	74,300,000	24,835,547
8.80%, 11/14/18	TRY	30,930,000	10,809,102
			44,154,403

14 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Uruguay—0.3%
Oriental Republic of Uruguay Sr. Unsec. Bonds, 5.10%, 6/18/50		$14,105,000	$14,140,263
Total Foreign Government Obligations (Cost $296,749,357)			309,698,075

Corporate Loans—2.1%
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/30/18[2]		2,414,629	2,184,233
Aliplast NV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 10/29/21[2]	EUR	1,500,000	1,657,342
Alpha BidCo SAS, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 12/11/22[2]	EUR	1,500,000	1,675,029
Americold Reality Trust, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 12/1/22[2,6]		1,097,381	1,100,783
AqGen Ascensus, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 12/5/22[2,6]		1,777,038	1,750,382
Biomed Realty Trust, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.433%, 2/9/18[2]		5,000,000	4,881,500
Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[2]		3,011,795	2,891,323
Cast & Crew Payroll LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 8/12/22[2]		2,481,250	2,431,625
CEP IV Investment 10 Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 6/29/23[2,6]	EUR	1,000,000	1,104,201
Compass Holdco 2 Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.839%-5.84%, 11/10/22[2]	GBP	500,000	665,625
DOC Generici Srl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 5/24/23[2,6]	EUR	850,869	942,481
DRA Inland Retail Portfolio, Sr. Sec. Credit Facilities 3rd Lien Term Loan, 6.75%, 4/1/19[2]		8,000,000	8,100,000
Eagle Bidco Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 5/12/22[2,6]	GBP	1,000,000	1,313,777
Edelman Financial Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 12/16/22[2]		1,667,755	1,656,289
Eircom Fico Sarl, Sr. Sec. Credit Facilities 1st Lien Term Laon, Tranche B3, 4.50%, 5/31/22[2,6]	EUR	2,000,000	2,190,092
Ethypharm SA, Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B, 5.50%, 9/26/22[2]	EUR	366,658	407,026
Tranche B, 5.50%, 9/26/22[2,6]	EUR	500,000	555,049
Tranche B, 5.00%, 6/16/23[2,6]	EUR	866,658	962,075
Flexera Software, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 4/2/20[2,6]		997,597	994,687
Goldcup Merger Sub, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 5/2/23[2]		500,000	500,156
Hotel Del Coronado LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.33%, 12/9/17[2]		10,000,000	9,586,000
Infiltrator Systems Integrated LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 5/27/22[2]		2,481,203	2,479,652
Institutional Shareholder Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 4/30/21[2]		2,481,013	2,443,797

15 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Corporate Loans (Continued)
Navex Global, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A, 5.75%, 11/19/21[2]		$3,958,818	$3,899,436
Navex Global, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche D, 9.75%, 11/18/22[2]		1,500,000	1,455,000
NBTY, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 4/30/23[2,6]	GBP	1,337,528	1,773,351
Netsmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 4/19/23[2]		500,000	499,375
Nmsc Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 4/11/23[2]		451,559	452,406
Novacap International SAS, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 4/28/23[2]	EUR	926,942	1,029,746
Onex Schumacher Finance LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 7/29/22[2]		1,240,625	1,239,850
Optima Sub-Finco Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.50%, 1/30/23[2]	GBP	1,000,000	1,310,866
Packers Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 12/2/21[2]		2,481,108	2,484,210
Pharmaceutical Product Development LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 4.25%, 8/18/22[2]		2,253,618	2,238,688
PQ Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 11/4/22[2]	EUR	703,764	782,792
Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/21/19[2,10]		12,760,000	2,488,200
Sabine Oil & Gas Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.75%, 12/31/18[2,10]		4,445,000	138,906
Solera LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 3/3/23[2]	EUR	887,739	987,836
Strategic Luxury, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A, 6.50%, 12/8/17[2]		8,000,000	8,044,000
Survey Sampling International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 12/16/20[2]		2,552,044	2,544,069
Taghleef BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 4/14/23[2,6]	EUR	446,044	496,802
Telenet Financing USD LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 6/30/24[2]		500,000	497,917
TMK Hawk Parent Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 10/1/21[2]		2,481,061	2,474,858
Travel Leaders Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 12/7/20[2]		2,464,789	2,446,303
Tucson First Mezzanine LP LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A, 8.00%, 10/1/20[2]		10,000,000	9,027,000
USS Parent Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 8/5/21[2]		2,493,691	2,474,989
Verisure Holding AB, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.25%, 10/21/22[2]	EUR	644,529	716,035
Viesgo Generacion SL, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.369%, 4/30/22[2]	EUR	1,340,694	1,488,765

16 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Corporate Loans (Continued)
Vision Solutions, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 7.50%, 6/16/22[2]		$1,400,000	$1,393,000
Total Corporate Loans (Cost $120,603,603)			104,857,524

Corporate Bonds and Notes—49.5%
Consumer Discretionary—10.0%
Auto Components—1.2%
BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45		574,000	597,554
Dana Financing Luxembourg Sarl, 6.50% Sr. Unsec. Nts., 6/1/26[1]		3,645,000	3,558,431
Gates Global LLC/Gates Global Co., 6% Sr. Unsec. Nts., 7/15/22[1]		4,290,000	3,775,200
GKN Holdings plc:
5.375% Sr. Unsec. Nts., 9/19/22	GBP	2,895,000	4,384,595
6.75% Sr. Unsec. Nts., 10/28/19	GBP	5,380,000	8,157,438
Goodyear Tire & Rubber Co. (The):
5.00% Sr. Unsec. Nts., 5/31/26		1,940,000	1,981,225
5.125% Sr. Unsec. Nts., 11/15/23		5,495,000	5,701,063
7.00% Sr. Unsec. Nts., 5/15/22		2,255,000	2,407,212
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22		8,660,000	8,183,700
Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23		8,810,000	9,096,325
MPG Holdco I, Inc., 7.375% Sr. Unsec. Nts., 10/15/22		11,075,000	10,964,250
Tenneco, Inc., 5% Sr. Unsec. Nts., 7/15/26		1,460,000	1,484,630
			60,291,623

Automobiles—0.7%
Daimler Finance North America LLC:
1.50% Sr. Unsec. Nts., 7/5/19[1]		2,517,000	2,513,250
8.50% Sr. Unsec. Unsub. Nts., 1/18/31		1,421,000	2,313,343
Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24		6,201,000	6,436,092
General Motors Co.:
5.00% Sr. Unsec. Nts., 4/1/35		6,715,000	6,711,562
6.25% Sr. Unsec. Nts., 10/2/43		2,665,000	2,972,349
General Motors Financial Co., Inc., 3% Sr. Unsec. Nts., 9/25/17		1,855,000	1,883,023
Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45		760,000	851,866
Hyundai Capital America, 2.40% Sr. Unsec. Nts., 10/30/18[1]		1,879,000	1,905,887
Nissan Motor Acceptance Corp., 2% Sr. Unsec. Nts., 3/8/19[1]		1,919,000	1,943,011
Volkswagen Group of America Finance LLC, 1.60% Sr. Unsec. Nts., 11/20/17[1]		2,855,000	2,857,210
ZF North America Capital, Inc.:
4.50% Sr. Unsec. Nts., 4/29/22[1]		3,245,000	3,301,787
4.75% Sr. Unsec. Nts., 4/29/25[1]		2,736,000	2,782,156
			36,471,536

Distributors—0.1%
LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23		5,694,000	5,622,825

17 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Diversified Consumer Services—0.1%
Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24		$2,407,000	$2,509,297

Hotels, Restaurants & Leisure—2.0%
1011778 B.C. ULC/New Red Finance, Inc., 6% Sec. Nts., 4/1/22[1]		6,895,000	7,168,663
Aramark Services, Inc., 4.75% Sr. Unsec. Nts., 6/1/26[1]		2,190,000	2,151,675
Boyd Gaming Corp.:
6.375% Sr. Unsec. Nts., 4/1/26[1]		690,000	724,500
6.875% Sr. Unsec. Nts., 5/15/23		4,200,000	4,494,000
Caesars Entertainment Resort Properties LLC, 11% Sec. Nts., 10/1/21		2,465,000	2,434,187
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., 9.375% Sec. Nts., 5/1/22		2,330,000	2,178,550
Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21		5,410,000	5,552,012
Greektown Holdings LLC/Greektown Mothership Corp.,
8.875% Sr. Sec. Nts., 3/15/19[1]		5,925,000	6,176,813
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/21		410,000	424,643
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[1]		6,310,000	6,497,975
Isle of Capri Casinos, Inc., 5.875% Sr. Unsec. Nts., 3/15/21		2,915,000	3,038,887
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC:
5.00% Sr. Unsec. Nts., 6/1/24[1]		3,645,000	3,745,237
5.25% Sr. Unsec. Nts., 6/1/26[1]		2,915,000	2,995,163
Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[1]		8,445,000	8,877,806
Marriott International, Inc.:
3.125% Sr. Unsec. Nts., 6/15/26		393,000	398,384
3.25% Sr. Unsec. Nts., 9/15/22		1,171,000	1,218,129
6.375% Sr. Unsec. Nts., 6/15/17		1,689,000	1,767,152
McDonald’s Corp.:
2.75% Sr. Unsec. Nts., 12/9/20		1,151,000	1,202,996
4.875% Sr. Unsec. Nts., 12/9/45		777,000	909,718
MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[1]		3,200,000	3,182,480
Merlin Entertainments plc, 2.75% Sr. Unsec. Nts., 3/15/22[1]	EUR	6,815,000	7,353,611
MGM Growth Properties Operating Partnership LP/MGP Escrow Co.-Issuer, Inc., 5.625% Sr. Unsec. Nts., 5/1/24[1]		3,660,000	3,879,600
MGM Resorts International:
6.00% Sr. Unsec. Nts., 3/15/23		3,750,000	3,965,625
6.625% Sr. Unsec. Nts., 12/15/21		3,430,000	3,747,275
6.75% Sr. Unsec. Nts., 10/1/20		3,375,000	3,704,063
NCL Corp. Ltd., 5.25% Sr. Unsec. Nts., 11/15/19[1]		4,255,000	4,318,825
PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[1]		1,635,000	1,508,288
Premier Cruises Ltd., 11% Sr. Unsec. Nts., 3/15/08[1,10]		14,750,000	—
Six Flags Entertainment Corp., 4.875% Sr. Unsec. Nts., 7/31/24[1]		1,455,000	1,440,450
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 6.375% Sr. Sec. Nts., 6/1/21[1]		1,675,000	1,666,625

18 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
Viking Cruises Ltd., 8.50% Sr. Unsec. Nts., 10/15/22[1]		$6,675,000	$5,723,813
			102,447,145

Household Durables—0.9%
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.:
4.625% Sr. Sec. Nts., 5/15/23[1]		2,190,000	2,168,100
7.25% Sr. Unsec. Nts., 5/15/24[1]		3,655,000	3,748,659
Beazer Homes USA, Inc., 6.625% Sec. Nts., 4/15/18		2,925,000	2,976,480
KB Home:
7.00% Sr. Unsec. Nts., 12/15/21		3,395,000	3,428,950
7.625% Sr. Unsec. Nts., 5/15/23		1,885,000	1,922,700
Lennar Corp.:
4.75% Sr. Unsec. Nts., 11/15/22		1,280,000	1,307,200
4.75% Sr. Unsec. Nts., 5/30/25		7,444,000	7,257,900
Meritage Homes Corp., 7.15% Sr. Unsec. Nts., 4/15/20		2,830,000	3,049,325
Newell Brands, Inc.:
2.15% Sr. Unsec. Nts., 10/15/18		1,170,000	1,183,036
5.00% Sr. Unsec. Nts., 11/15/23[1]		2,640,000	2,776,145
5.50% Sr. Unsec. Nts., 4/1/46		856,000	1,021,493
PulteGroup, Inc.:
4.25% Sr. Unsec. Nts., 3/1/21		1,465,000	1,517,740
5.50% Sr. Unsec. Nts., 3/1/26		2,195,000	2,260,850
6.00% Sr. Unsec. Nts., 2/15/35		245,000	245,000
Standard Industries, Inc., 5.50% Sr. Unsec. Nts., 2/15/23[1]		735,000	755,213
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.875% Sr. Unsec. Nts., 4/15/23[1]		3,150,000	3,181,500
Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23		5,733,000	5,675,670
Whirlpool Corp., 1.65% Sr. Unsec. Nts., 11/1/17		840,000	845,522
			45,321,483

Leisure Equipment & Products—0.0%
Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18		1,942,000	1,946,511

Media—3.3%
21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41		1,031,000	1,293,367
Altice Financing SA:
6.50% Sec. Nts., 1/15/22[1]		7,670,000	7,775,462
7.50% Sr. Sec. Nts., 5/15/26[1]		200,000	197,000
Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]		3,740,000	3,637,150
Altice Luxembourg SA:
6.25% Sr. Unsec. Nts., 2/15/25[1]	EUR	1,750,000	1,779,908
7.25% Sr. Sec. Nts., 5/15/22[1]	EUR	5,335,000	5,984,594
AMC Entertainment, Inc., 5.75% Sr. Sub. Nts., 6/15/25		2,185,000	2,185,000
Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27		3,698,000	3,910,635
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75% Sr. Unsec. Nts., 2/15/26[1]		3,430,000	3,541,475
Charter Communications Operating LLC/Charter Communications Operating Capital:
4.908% Sr. Sec. Nts., 7/23/25[1]		5,304,000	5,791,220
6.484% Sr. Sec. Nts., 10/23/45[1]		5,378,000	6,448,303
Cinemark USA, Inc., 4.875% Sr. Unsec. Nts., 6/1/23		1,460,000	1,449,050

19 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Media (Continued)
Clear Channel Worldwide Holdings, Inc., Series B, 6.50% Sr. Unsec. Nts., 11/15/22		$2,630,000	$2,643,150
Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42		905,000	1,041,672
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24		8,765,000	8,217,187
6.75% Sr. Unsec. Nts., 6/1/21		2,795,000	2,903,306
7.75% Sr. Unsec. Nts., 7/1/26[1]		715,000	740,025
Entercom Radio LLC, 10.50% Sr. Unsec. Nts., 12/1/19		3,565,000	3,764,854
Gray Television, Inc.:
5.875% Sr. Unsec. Nts., 7/15/26[1]		5,830,000	5,888,300
7.50% Sr. Unsec. Nts., 10/1/20		1,725,000	1,806,938
iHeartCommunications, Inc., 9% Sr. Sec. Nts., 12/15/19		2,625,000	2,004,844
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24		842,000	904,145
LIN Television Corp., 6.375% Sr. Unsec. Nts., 1/15/21		3,570,000	3,739,575
MDC Partners, Inc., 6.50% Sr. Unsec. Nts., 5/1/24[1]		1,465,000	1,461,337
Mediacom LLC/Mediacom Capital Corp., 7.25% Sr. Unsec. Nts., 2/15/22		4,420,000	4,668,625
Nexstar Broadcasting, Inc.:
6.125% Sr. Unsec. Nts., 2/15/22[1]		2,385,000	2,420,775
6.875% Sr. Unsec. Nts., 11/15/20		3,555,000	3,728,306
Omnicom Group, Inc., 3.65% Sr. Unsec. Nts., 11/1/24		1,748,000	1,846,884
Scripps Networks Interactive, Inc., 2.70% Sr. Unsec. Nts., 12/15/16		1,810,000	1,823,863
SFR Group SA:
6.00% Sr. Sec. Nts., 5/15/22[1]		10,550,000	10,299,437
7.375% Sr. Sec. Nts., 5/1/26[1]		2,500,000	2,475,000
Sinclair Television Group, Inc.:
5.625% Sr. Unsec. Nts., 8/1/24[1]		4,590,000	4,710,487
6.125% Sr. Unsec. Nts., 10/1/22		3,525,000	3,666,000
Sirius XM Radio, Inc.:
5.375% Sr. Unsec. Nts., 7/15/26[1]		2,910,000	2,873,625
6.00% Sr. Unsec. Nts., 7/15/24[1]		735,000	761,644
Sky plc:
3.75% Sr. Unsec. Nts., 9/16/24[1]		1,691,000	1,760,742
6.10% Sr. Unsec. Nts., 2/15/18[1]		936,000	1,001,139
TEGNA, Inc., 5.50% Sr. Unsec. Nts., 9/15/24[1]		5,115,000	5,287,631
Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17		1,880,000	1,888,640
Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42		1,324,000	1,239,354
Time Warner, Inc.:
2.95% Sr. Unsec. Nts., 7/15/26		1,364,000	1,377,935
3.875% Sr. Unsec. Nts., 1/15/26		600,000	648,487
Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22		2,750,000	2,750,000
Univision Communications, Inc.:
5.125% Sr. Sec. Nts., 5/15/23[1]		735,000	733,162
5.125% Sr. Sec. Nts., 2/15/25[1]		6,055,000	6,009,588
UPC Holding BV, 6.75% Sr. Unsec. Nts., 3/15/23[1]	EUR	5,690,000	6,792,010
UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[1]		4,725,000	4,931,719

20 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Media (Continued)
Viacom, Inc., 3.50% Sr. Unsec. Nts., 4/1/17		$752,000	$762,835
Virgin Media Finance plc, 7% Sr. Unsec. Nts., 4/15/23	GBP	2,225,000	3,036,417
Virgin Media Secured Finance plc:
5.125% Sr. Sec. Nts., 1/15/25	GBP	800,000	1,042,212
5.25% Sr. Sec. Nts., 1/15/26[1]		2,450,000	2,385,688
5.50% Sr. Sec. Nts., 8/15/26[1]		2,845,000	2,773,875
6.00% Sr. Sec. Nts., 4/15/21	GBP	5,764,500	7,932,988
			170,737,565

Multiline Retail—0.2%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23[1]		10,710,000	11,432,925

Specialty Retail—0.8%
AutoZone, Inc.:
1.30% Sr. Unsec. Nts., 1/13/17		476,000	477,124
1.625% Sr. Unsec. Nts., 4/21/19		515,000	517,998
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21		1,610,000	1,718,675
CST Brands, Inc., 5% Sr. Unsec. Nts., 5/1/23		3,795,000	3,870,900
GameStop Corp., 5.50% Sr. Unsec. Nts., 10/1/19[1]		3,900,000	3,875,625
Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44		1,016,000	1,255,420
L Brands, Inc.:
6.625% Sr. Unsec. Nts., 4/1/21		4,835,000	5,463,550
6.75% Sr. Unsec. Nts., 7/1/36		3,700,000	3,716,169
6.875% Sr. Unsec. Nts., 11/1/35		4,790,000	4,873,825
Men’s Wearhouse, Inc. (The), 7% Sr. Unsec. Nts., 7/1/22		1,749,000	1,477,905
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24		1,660,000	1,737,193
Sally Holdings LLC/Sally Capital, Inc., 5.75% Sr. Unsec. Nts., 6/1/22		4,780,000	4,977,175
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24		1,421,000	1,389,663
Toys R US Property Co. II LLC, 8.50% Sr. Sec. Nts., 12/1/17		3,820,000	3,800,900
			39,152,122

Textiles, Apparel & Luxury Goods—0.7%
Hanesbrands, Inc.:
4.625% Sr. Unsec. Nts., 5/15/24[1]		1,250,000	1,259,375
4.875% Sr. Unsec. Nts., 5/15/26[1]		1,460,000	1,472,556
Levi Strauss & Co.:
5.00% Sr. Unsec. Nts., 5/1/25		6,675,000	6,741,750
6.875% Sr. Unsec. Nts., 5/1/22		1,485,000	1,583,381
New Look Secured Issuer plc, 6.50% Sr. Sec. Nts., 7/1/22[1]	GBP	4,625,000	5,687,028
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22		8,230,000	8,384,313
Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21		6,995,000	7,099,925
William Carter Co. (The), 5.25% Sr. Unsec. Nts., 8/15/21		2,475,000	2,574,000
			34,802,328

Consumer Staples—2.7%
Beverages—0.5%
Anheuser-Busch InBev Finance, Inc.:
1.90% Sr. Unsec. Nts., 2/1/19		2,878,000	2,928,633
3.65% Sr. Unsec. Nts., 2/1/26		2,075,000	2,225,305
4.90% Sr. Unsec. Nts., 2/1/46		1,015,000	1,193,855

21 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Beverages (Continued)
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39		$1,198,000	$1,916,442
Beam Suntory, Inc., 1.875% Sr. Unsec. Nts., 5/15/17		922,000	925,657
Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24		8,535,000	9,068,437
Molson Coors Brewing Co.:
1.45% Sr. Unsec. Nts., 7/15/19[6]		1,018,000	1,021,058
3.00% Sr. Unsec. Nts., 7/15/26[6]		2,650,000	2,649,427
Pernod Ricard SA:
2.95% Sr. Unsec. Nts., 1/15/17[1]		2,092,000	2,109,627
4.25% Sr. Unsec. Nts., 7/15/22[1]		2,089,000	2,286,824
			26,325,265

Food & Staples Retailing—0.9%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./
Albertson’s LLC, 6.625% Sr. Unsec. Nts., 6/15/24[1]		2,190,000	2,266,650
CVS Health Corp., 2.875% Sr. Unsec. Nts., 6/1/26		2,678,000	2,742,872
Delhaize Group:
5.70% Sr. Unsec. Nts., 10/1/40		799,000	937,528
6.50% Sr. Unsec. Nts., 6/15/17		500,000	523,272
Iceland Bondco plc, 6.25% Sr. Sec. Nts., 7/15/21	GBP	500,000	587,357
Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23		6,160,000	6,267,800
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19		114,000	115,927
6.40% Sr. Unsec. Nts., 8/15/17		1,673,000	1,770,275
6.80% Sr. Unsec. Nts., 12/15/18		812,000	914,258
6.90% Sr. Unsec. Nts., 4/15/38		733,000	1,024,507
New Albertsons, Inc., 7.45% Sr. Unsec. Nts., 8/1/29		2,195,000	2,140,125
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22		5,295,000	5,966,464
Performance Food Group, Inc., 5.50% Sr. Unsec. Nts., 6/1/24[1]		1,460,000	1,489,200
Rite Aid Corp., 6.125% Sr. Unsec. Nts., 4/1/23[1]		6,300,000	6,763,995
SUPERVALU, Inc., 6.75% Sr. Unsec. Nts., 6/1/21		2,195,000	1,854,731
US Foods, Inc., 5.875% Sr. Unsec. Nts., 6/15/24[1]		365,000	375,038
Walgreens Boots Alliance, Inc.:
1.75% Sr. Unsec. Nts., 5/30/18		1,959,000	1,975,017
3.10% Sr. Unsec. Nts., 6/1/23		2,945,000	2,998,605
Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44		2,039,000	2,392,100
			43,105,721

Food Products—0.8%
Bunge Ltd. Finance Corp.:
3.20% Sr. Unsec. Nts., 6/15/17		1,860,000	1,886,477
8.50% Sr. Unsec. Nts., 6/15/19		1,200,000	1,404,994
ConAgra Foods, Inc., 1.90% Sr. Unsec. Nts., 1/25/18		1,126,000	1,135,333
Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[1]		6,245,000	6,463,575
Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17		1,905,000	1,915,426
JM Smucker Co. (The), 1.75% Sr. Unsec. Nts., 3/15/18		1,494,000	1,506,396
Kraft Heinz Foods Co.:
3.00% Sr. Unsec. Nts., 6/1/26[1]		1,180,000	1,195,119
4.375% Sr. Unsec. Nts., 6/1/46[1]		1,179,000	1,252,985
Land O’ Lakes, Inc., 6% Sr. Unsec. Nts., 11/15/22[1]		2,200,000	2,343,000

22 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Food Products (Continued)
Marfrig Holdings Europe BV, 8% Sr. Unsec. Nts., 6/8/23[1,6]		$1,330,000	$1,360,590
Pilgrim’s Pride Corp., 5.75% Sr. Unsec. Nts., 3/15/25[1]		2,735,000	2,741,838
Post Holdings, Inc.:
6.75% Sr. Unsec. Nts., 12/1/21[1]		2,805,000	2,973,300
7.375% Sr. Unsec. Nts., 2/15/22		4,970,000	5,243,350
Premier Foods Finance plc, 5.572% Sr. Sec. Nts., 3/16/20[2]	GBP	793,000	995,375
TreeHouse Foods, Inc.:
4.875% Sr. Unsec. Nts., 3/15/22		2,739,000	2,807,475
6.00% Sr. Unsec. Nts., 2/15/24[1]		2,925,000	3,135,015
Tyson Foods, Inc., 4.875% Sr. Unsec. Nts., 8/15/34		1,067,000	1,194,591
WhiteWave Foods Co. (The), 5.375% Sr. Unsec. Nts., 10/1/22		2,030,000	2,182,250
			41,737,089

Household Products—0.1%
Spectrum Brands, Inc.:
6.125% Sr. Unsec. Nts., 12/15/24		1,115,000	1,181,900
6.375% Sr. Unsec. Nts., 11/15/20		5,200,000	5,440,500
			6,622,400

Personal Products—0.1%
Edgewell Personal Care Co., 4.70% Sr. Unsec. Nts., 5/24/22		255,000	263,288
Revlon Consumer Products Corp., 5.75% Sr. Unsec. Nts., 2/15/21		6,610,000	6,411,700
			6,674,988

Tobacco—0.3%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39		1,368,000	2,544,209
Imperial Brands Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[1]		2,769,000	2,801,439
Philip Morris International, Inc., 4.25% Sr. Unsec. Nts., 11/10/44		575,000	633,631
Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45		2,101,000	2,696,741
Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21		3,450,000	3,609,562
			12,285,582

Energy—6.0%
Energy Equipment & Services—0.7%
Eletson Holdings, Inc., 9.625% Sr. Sec. Nts., 1/15/22[1]		4,330,000	3,399,050
Endeavor Energy Resources LP/EER Finance, Inc., 7% Sr. Unsec. Nts., 8/15/21[1]		1,625,000	1,604,687
Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45		766,000	838,405
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25		743,000	794,517
Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20		2,745,000	1,749,938
Nabors Industries, Inc., 2.35% Sr. Unsec. Nts., 9/15/16		1,409,000	1,406,891
Pertamina Persero PT:
5.625% Sr. Unsec. Nts., 5/20/43[1]		8,000,000	7,789,552
6.45% Sr. Unsec. Nts., 5/30/44[1]		8,230,000	8,753,691
Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20		2,410,000	2,217,200
Schlumberger Holdings Corp.:
1.90% Sr. Unsec. Nts., 12/21/17[1]		2,332,000	2,347,620

23 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Energy Equipment & Services (Continued)
Schlumberger Holdings Corp.: (Continued)
4.00% Sr. Unsec. Nts., 12/21/25[1]	$1,819,000	$1,960,909
Sinopec Group Overseas Development 2014 Ltd., 1.75% Sr. Unsec. Nts., 4/10/17[1]	1,908,000	1,914,892
Sinopec Group Overseas Development 2015 Ltd., 2.50% Sr. Unsec. Nts., 4/28/20[1]	2,570,000	2,600,303
		37,377,655

Oil, Gas & Consumable Fuels—5.3%
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	496,000	457,586
5.55% Sr. Unsec. Nts., 3/15/26	2,120,000	2,346,537
6.20% Sr. Unsec. Nts., 3/15/40	613,000	689,846
Antero Resources Corp., 6% Sr. Unsec. Nts., 12/1/20	5,270,000	5,353,477
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	936,000	966,534
Bharat Petroleum Corp. Ltd., 4% Sr. Unsec. Nts., 5/8/25	4,200,000	4,302,283
Bill Barrett Corp., 7.625% Sr. Unsec. Nts., 10/1/19	2,770,000	2,271,400
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125% Sr. Unsec. Nts., 11/15/22[1]	1,680,000	1,600,200
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	1,051,000	1,035,949
BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	2,832,000	2,855,794
California Resources Corp., 8% Sec. Nts., 12/15/22[1]	2,593,000	1,844,271
Carrizo Oil & Gas, Inc., 6.25% Sr. Unsec. Nts., 4/15/23	4,950,000	4,789,125
Cheniere Corpus Christi Holdings LLC, 7% Sr. Sec. Nts., 6/30/24[1]	6,065,000	6,235,608
Chesapeake Energy Corp., 8% Sec. Nts., 12/15/22[1]	2,373,000	2,022,982
Chevron Corp., 1.561% Sr. Unsec. Nts., 5/16/19	2,853,000	2,887,059
CNOOC Finance 2011 Ltd., 4.25% Sr. Unsec. Nts., 1/26/21[1]	2,305,000	2,441,191
CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	1,654,000	1,657,779
Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25	1,496,000	1,611,713
Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	3,360,000	3,385,200
ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	322,000	365,701
5.95% Sr. Unsec. Nts., 3/15/46	684,000	856,720
CONSOL Energy, Inc., 5.875% Sr. Unsec. Nts., 4/15/22	3,785,000	3,326,069
Continental Resources, Inc., 5% Sr. Unsec. Nts., 9/15/22	2,815,000	2,757,658
DCP Midstream LLC:
4.75% Sr. Unsec. Nts., 9/30/21[1]	725,000	681,500
5.35% Sr. Unsec. Nts., 3/15/20[1]	1,080,000	1,061,022
Delek & Avner Tamar Bond Ltd., 5.082% Sr. Sec. Nts., 12/30/23[1]	1,510,000	1,564,737
Denbury Resources, Inc., 9% Sec. Nts., 5/15/21[1]	1,460,000	1,467,300
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	865,000	778,463
Encana Corp., 3.90% Sr. Unsec. Nts., 11/15/21	1,445,000	1,404,906
Energy Transfer Equity LP:
5.875% Sr. Sec. Nts., 1/15/24	3,545,000	3,465,237
7.50% Sr. Sec. Nts., 10/15/20	5,895,000	6,278,175
EnLink Midstream Partners LP, 4.40% Sr. Unsec. Nts., 4/1/24	2,342,000	2,201,379

24 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42		$532,000	$568,683
4.90% Sr. Unsec. Nts., 5/15/46		505,000	546,607
EP Energy LLC/Everest Acquisition Finance, Inc., 7.75% Sr. Unsec. Nts., 9/1/22		4,480,000	2,755,200
Gazprom OAO Via Gaz Capital SA:
4.95% Sr. Unsec. Nts., 7/19/22[1]		5,870,000	6,096,289
7.288% Sr. Unsec. Nts., 8/16/37[1]		3,000,000	3,496,050
Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Nts., 2/15/21		5,155,000	4,897,250
Halcon Resources Corp., 12% Sec. Nts., 2/15/22[1]		844,000	774,370
Indian Oil Corp. Ltd., 5.75% Sr. Unsec. Nts., 8/1/23		4,665,000	5,290,087
KazMunayGas National Co. JSC:
4.40% Sr. Unsec. Nts., 4/30/23[1]		1,495,000	1,465,100
6.375% Sr. Unsec. Nts., 4/9/21[1]		9,810,000	10,766,475
7.00% Sr. Unsec. Nts., 5/5/20[1]		10,225,000	11,181,446
Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45		2,600,000	2,651,893
Laredo Petroleum, Inc., 5.625% Sr. Unsec. Nts., 1/15/22		3,955,000	3,717,700
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[11]		3,530,000	3,424,100
MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[1]		3,615,000	2,819,700
MPLX LP, 4.875% Sr. Unsec. Nts., 6/1/25[1]		2,070,000	2,027,584
Navios Maritime Acquisition Corp./Navios Acquisition Finance
US, Inc., 8.125% Sr. Sec. Nts., 11/15/21[1]		3,990,000	3,152,100
Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24		3,105,000	3,120,525
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44		711,000	719,134
Novatek OAO via Novatek Finance Ltd., 4.422% Sr. Unsec. Nts., 12/13/22[1]		2,245,000	2,264,195
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23		2,350,000	2,150,250
ONEOK, Inc., 7.50% Sr. Unsec. Nts., 9/1/23		4,170,000	4,451,475
Origin Energy Finance Ltd., 3.50% Sr. Unsec. Nts., 10/9/18[1]		3,245,000	3,266,615
Pacific Exploration & Production Corp., 5.625% Sr. Unsec. Nts., 1/19/25[1,10]		3,410,000	647,900
Petrobras Global Finance BV:
4.375% Sr. Unsec. Nts., 5/20/23		940,000	765,818
5.75% Sr. Unsec. Nts., 1/20/20		235,000	227,292
8.375% Sr. Unsec. Nts., 5/23/21		3,615,000	3,739,717
8.75% Sr. Unsec. Nts., 5/23/26		6,120,000	6,177,100
Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 4/16/26	EUR	3,060,000	3,180,301
5.50% Sr. Unsec. Nts., 6/27/44		11,460,000	10,411,983
6.375% Sr. Unsec. Nts., 2/4/21[1]		2,515,000	2,740,847
6.375% Sr. Unsec. Nts., 1/23/45		1,720,000	1,737,200
6.875% Sr. Unsec. Nts., 8/4/26[1]		9,565,000	10,717,582
QEP Resources, Inc., 5.25% Sr. Unsec. Nts., 5/1/23		2,395,000	2,215,375
Range Resources Corp.:
5.00% Sr. Sub. Nts., 8/15/22		5,365,000	5,083,337
5.00% Sr. Sub. Nts., 3/15/23		979,000	922,707

25 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Regency Energy Partners LP/Regency Energy Finance Corp.,
5% Sr. Unsec. Nts., 10/1/22		$1,260,000	$1,294,709
Rice Energy, Inc., 6.25% Sr. Unsec. Nts., 5/1/22		4,705,000	4,693,237
Sabine Pass Liquefaction LLC:
5.625% Sr. Sec. Nts., 4/15/23		6,300,000	6,355,125
5.75% Sr. Sec. Nts., 5/15/24		1,765,000	1,760,587
Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23		2,490,000	1,935,975
7.75% Sr. Unsec. Nts., 6/15/21		1,245,000	1,061,363
Shell International Finance BV:
1.375% Sr. Unsec. Nts., 5/10/19		2,151,000	2,158,251
4.00% Sr. Unsec. Nts., 5/10/46		1,050,000	1,074,518
SM Energy Co., 6.50% Sr. Unsec. Nts., 1/1/23		4,705,000	4,399,175
Southwestern Energy Co., 4.05% Sr. Unsec. Nts., 1/23/20		2,315,000	2,274,488
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50% Sr. Unsec. Nts., 8/15/22		4,260,000	3,684,900
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.125% Sr. Unsec. Nts., 11/15/19		2,260,000	2,248,700
5.00% Sr. Unsec. Nts., 1/15/18		3,485,000	3,563,413
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.875% Sr. Unsec. Nts., 10/1/20		3,663,000	3,772,890
6.25% Sr. Unsec. Nts., 10/15/22		2,805,000	2,938,238
Thai Oil PCL, 4.875% Sr. Unsec. Nts., 1/23/43[1]		585,000	625,248
TOTAL SA, 2.25% Jr. Sub. Perpetual Bonds[2,12]	EUR	6,720,000	7,226,613
TransCanada PipeLines Ltd., 1.625% Sr. Unsec. Nts., 11/9/17		2,626,000	2,632,854
Western Gas Partners LP, 4.65% Sr. Unsec. Nts., 7/1/26[6]		458,000	460,717
Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21		4,920,000	4,471,050
Williams Partners LP/ACMP Finance Corp., 6.125% Sr. Unsec. Nts., 7/15/22		4,205,000	4,317,644
WPX Energy, Inc.:
5.25% Sr. Unsec. Nts., 9/15/24		2,845,000	2,517,825
6.00% Sr. Unsec. Nts., 1/15/22		695,000	649,825
			271,250,733

Financials—9.1%
Capital Markets—1.3%
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18		6,205,000	2,993,912
Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[1]		2,260,000	2,326,598
Credit Suisse AG, New York, 3.625% Sr. Unsec. Nts., 9/9/24		1,524,000	1,576,514
Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26[1]		1,075,000	1,120,338
Drawbridge Special Opportunities Fund LP/Drawbridge Special
Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21[1]		9,435,000	8,703,788
First Data Corp.:
5.00% Sr. Sec. Nts., 1/15/24[1]		5,820,000	5,856,375
5.75% Sec. Nts., 1/15/24[1]		2,745,000	2,731,275
7.00% Sr. Unsec. Nts., 12/1/23[1]		9,210,000	9,382,688
Goldman Sachs Group, Inc. (The):
3.75% Sr. Unsec. Nts., 2/25/16		1,601,000	1,683,143
5.15% Sub. Nts., 5/22/45		2,044,000	2,138,136

26 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Capital Markets (Continued)
KCG Holdings, Inc., 6.875% Sr. Sec. Nts., 3/15/20[1]		$11,915,000	$10,812,863
Keystone Financing plc, 9.50% Sr. Sec. Nts., 10/15/19	GBP	1,308,000	1,770,765
Morgan Stanley:
3.875% Sr. Unsec. Nts., 1/27/26		4,021,000	4,289,627
5.00% Sub. Nts., 11/24/25		2,210,000	2,423,526
MPH Acquisition Holdings LLC, 7.125% Sr. Unsec. Nts., 6/1/24[1]		1,460,000	1,536,650
Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16		1,888,000	1,891,347
Prime Security Services Borrower LLC/Prime Finance, Inc.,
9.25% Sec. Nts., 5/15/23[1]		1,460,000	1,551,250
Springleaf Finance Corp., 8.25% Sr. Unsec. Nts., 12/15/20		1,465,000	1,472,325
UBS Group AG, 6.875% Jr. Sub. Perpetual Bonds[2,12,13]		3,015,000	2,959,816
UBS Group Funding Jersey Ltd., 4.125% Sr. Unsec. Nts., 4/15/26[1]		1,731,000	1,806,127
			69,027,063

Commercial Banks—4.0%
ABN AMRO Bank NV, 4.75% Sub. Nts., 7/28/25[1]		7,330,000	7,636,980
Allied Irish Banks plc, 4.125% Sub. Nts., 11/26/25[2,13]	EUR	2,250,000	2,320,636
Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[10]		1,186,225	—
Australia & New Zealand Banking Group Ltd., 6.75% Jr. Sub.
Perpetual Bonds[1,2,12]		305,000	315,543
Banco ABC Brasil SA, 7.875% Sub. Nts., 4/8/20[1]		375,000	380,625
Banco Bilbao Vizcaya Argentaria SA, 8.875% Jr. Sub.
Perpetual Bonds[2,12,13]	EUR	7,480,000	8,248,734
Banco de Bogota SA, 6.25% Sub. Nts., 5/12/26[1]		1,735,000	1,769,700
Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 11/30/20[1]		495,000	538,189
Bank of America Corp.:
3.50% Sr. Unsec. Nts., 4/19/26		2,569,000	2,662,977
7.75% Jr. Sub. Nts., 5/14/38		1,365,000	1,928,962
Bank of China Ltd., 5% Sub. Nts., 11/13/24[1]		1,950,000	2,081,683
Bank of Ireland:
4.25% Sub. Nts., 6/11/24[2]	EUR	2,725,000	2,944,300
10.00% Sub. Nts., 12/19/22	EUR	5,100,000	7,139,986
BankAmerica Capital III, 1.198% Jr. Sub. Nts., 1/15/27[2]		1,245,000	1,034,906
Barclays plc:
7.00% Jr. Sub. Perpetual Bonds[2,12]	GBP	3,430,000	4,047,925
8.00% Jr. Sub. Perpetual Bonds[2,12]	EUR	4,080,000	4,246,605
BB&T Corp., 2.05% Sr. Unsec. Nts., 5/10/21		2,935,000	2,979,870
BNP Paribas SA, 4.375% Sub. Nts., 9/28/25[1]		1,572,000	1,597,847
BPCE SA:
2.65% Sr. Unsec. Nts., 2/3/21		2,246,000	2,314,290
2.75% Sub. Nts., 7/8/26[2]	EUR	2,595,000	2,922,293
4.875% Sub. Nts., 4/1/26[1]		2,960,000	3,044,194
CIT Group, Inc., 5% Sr. Unsec. Nts., 8/15/22		9,670,000	9,863,400
Citigroup, Inc.:
3.40% Sr. Unsec. Nts., 5/1/26		1,651,000	1,697,789
4.65% Sr. Unsec. Nts., 7/30/45		1,480,000	1,634,294
6.25% Jr. Sub. Perpetual Bonds[2,12]		5,230,000	5,393,437
6.675% Sub. Nts., 9/13/43		888,000	1,144,780

27 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Commercial Banks (Continued)
Citizens Bank NA (Providence RI), 2.55% Sr. Unsec. Nts., 5/13/21		$2,279,000	$2,303,825
Constellis Holdings LLC/Constellis Finance Corp., 9.75% Sec. Nts., 5/15/20[1]		6,300,000	6,046,425
Cooperatieve Rabobank UA, 5.50% Jr. Sub. Perpetual Bonds[2,12]	EUR	5,665,000	6,013,261
Credit Agricole SA, 8.125% Jr. Sub. Perpetual Bonds[1,2,12]		2,945,000	2,939,973
Danske Bank AS:
2.80% Sr. Unsec. Nts., 3/10/21[1]		1,561,000	1,621,111
5.684% Jr. Sub. Perpetual Bonds[2,12]	GBP	4,145,000	5,545,787
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26		1,456,000	1,532,896
FirstMerit Corp., 4.35% Sub. Nts., 2/4/23		1,991,000	2,089,539
Garfunkelux Holdco 3 SA:
8.50% Sr. Sec. Nts., 11/1/22	GBP	785,000	998,294
8.50% Sr. Sec. Nts., 11/1/22[1]	GBP	1,295,000	1,641,003
Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[1]		3,285,000	3,223,406
HSBC Bank Capital Funding Sterling 1 LP, 5.844% Jr. Sub. Perpetual Bonds[2,12]	GBP	2,070,000	2,951,614
Huntington Bancshares, Inc., 3.15% Sr. Unsec. Nts., 3/14/21		1,568,000	1,626,226
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,2]		2,265,000	2,298,653
ING Bank NV, 2.75% Sr. Unsec. Nts., 3/22/21[1]		2,092,000	2,163,557
Intesa Sanpaolo SpA:
5.017% Sub. Nts., 6/26/24[1]		4,765,000	4,386,344
5.71% Sub. Nts., 1/15/26[1]		2,565,000	2,437,401
7.00% Jr. Sub. Perpetual Bonds[2,12,13]	EUR	2,700,000	2,807,556
JPMorgan Chase & Co.:
2.70% Sr. Unsec. Nts., 5/18/23		1,714,000	1,733,264
6.75% Jr. Sub. Perpetual Bonds, Series S2,12		1,930,000	2,127,825
KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26		2,444,000	2,483,446
Krung Thai Bank PCL (Cayman Islands), 5.20% Sub. Nts., 12/26/24[2]		1,035,000	1,084,757
Lloyds Banking Group plc, 6.413% Jr. Sub. Perpetual Bonds[1,2,12]		1,702,000	1,829,650
Mercury Bondco plc, 8.25% Sr. Sec. Nts., 5/30/21[1,14]	EUR	1,827,000	2,003,293
Monitchem HoldCo 3 SA, 5.25% Sr. Sec. Nts., 6/15/21	EUR	1,000,000	1,097,341
NN Group NV, 4.625% Sub. Nts., 4/8/44[2]	EUR	4,005,000	4,506,839
OPE KAG Finance Sub, Inc., 7.875% Sr. Unsec. Nts., 7/31/23[1]		5,090,000	5,039,100
Rabobank Capital Funding Trust IV, 5.556% Jr. Sub. Perpetual Bonds[1,2,12]	GBP	500,000	684,432
Regions Bank (Birmingham AL), 2.25% Sr. Unsec. Nts., 9/14/18		1,472,000	1,482,560
Royal Bank of Scotland Group plc:
5.125% Sub. Nts., 5/28/24		4,650,000	4,543,334
7.64% Jr. Sub. Perpetual Bonds[2,12]		1,563,000	1,492,665
Santander UK Group Holdings plc, 4.75% Sub. Nts., 9/15/25[1]		4,620,000	4,573,661
Sberbank of Russia Via SB Capital SA, 5.50% Sub. Nts., 2/26/24[1,2]		3,495,000	3,449,390
Skandinaviska Enskilda Banken AB, 2.625% Sr. Unsec. Nts., 3/15/21		1,560,000	1,610,463

28 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Commercial Banks (Continued)
Societe Generale SA:
5.922% Jr. Sub. Perpetual Bonds[1,2,12]		$1,685,000	$1,707,461
8.00% Jr. Sub. Perpetual Bonds[1,2,12]		6,165,000	5,899,288
SPCM SA, 2.875% Sr. Unsec. Nts., 6/15/23[1]	EUR	4,955,000	5,287,530
SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26		1,225,000	1,238,192
SunTrust Banks, Inc., 3.50% Sr. Unsec. Nts., 1/20/17		1,097,000	1,109,341
Swedbank AB, 2.65% Sr. Unsec. Nts., 3/10/21[1]		1,657,000	1,714,543
TC Ziraat Bankasi AS, 4.75% Sr. Unsec. Nts., 4/29/21[1]		1,145,000	1,168,284
Turkiye Halk Bankasi AS, 5% Sr. Unsec. Nts., 7/13/21[1,6]		2,370,000	2,364,810
Turkiye Is Bankasi, 5.375% Sr. Unsec. Nts., 10/6/21[1]		1,365,000	1,411,925
Turkiye Vakiflar Bankasi TAO, 6.875% Sub. Nts., 2/3/251,2		3,005,000	3,053,831
US Bancorp, 3.10% Sub. Nts., 4/27/26		1,733,000	1,805,807
Wells Fargo & Co.:
3.00% Sr. Unsec. Nts., 4/22/26		4,219,000	4,305,979
4.40% Sub. Nts., 6/14/46		261,000	265,742
5.90% Jr. Sub. Perpetual Bonds, Series S2,12		2,034,000	2,095,020
			205,686,589
Consumer Finance—0.6%
Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[1]		6,305,000	4,381,975
Ally Financial, Inc.:
4.25% Sr. Unsec. Nts., 4/15/21		5,057,000	5,063,321
4.625% Sr. Unsec. Nts., 5/19/22		3,065,000	3,095,650
5.75% Sub. Nts., 11/20/25		3,520,000	3,542,000
Capital One Financial Corp., 3.20% Sr. Unsec. Nts., 2/5/25		1,941,000	1,963,667
Discover Financial Services, 3.75% Sr. Unsec. Nts., 3/4/25		1,818,000	1,835,635
Navient Corp., 7.25% Sr. Unsec. Nts., 1/25/22		6,570,000	6,381,112
Synchrony Financial, 4.50% Sr. Unsec. Nts., 7/23/25		541,000	561,994
TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[1]		2,005,000	1,614,025
			28,439,379
Diversified Financial Services—0.4%
Banco Nacional de Desenvolvimento Economico e Social, 6.50% Sr. Unsec. Nts., 6/10/19[1]		4,370,000	4,632,200
Berkshire Hathaway Energy Co., 2% Sr. Unsec. Nts., 11/15/18		790,000	803,517
Berkshire Hathaway, Inc., 3.125% Sr. Unsec. Nts., 3/15/26		1,182,000	1,241,547
Cognita Financing plc, 7.75% Sr. Sec. Nts., 8/15/21	GBP	1,500,000	2,039,057
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[1,15]	MXN	20,232,960	96,835
Nationwide Building Society, 3.90% Sr. Unsec. Nts., 7/21/25[1]		2,017,000	2,160,023
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]		1,300,000	1,306,328
S&P Global, Inc., 2.50% Sr. Unsec. Nts., 8/15/18		2,748,000	2,814,345
Schaeffler Finance BV:
3.25% Sr. Sec. Nts., 5/15/25[1]	EUR	2,020,000	2,300,947
4.75% Sr. Sec. Nts., 5/15/23[1]		405,000	413,100
Suntory Holdings Ltd., 1.65% Sr. Unsec. Nts., 9/29/17[1]		991,000	994,434
Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[2]		2,390,000	2,255,563
			21,057,896

29 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Insurance—0.8%
Assicurazioni Generali SpA, 7.75% Sub. Nts., 12/12/42[2]	EUR	2,325,000	$3,003,688
Aviva plc:
5.902% Jr. Sub. Perpetual Bonds[2,12]	GBP	1,850,000	2,431,971
6.125% Jr. Sub. Perpetual Bonds[2,12]	GBP	4,375,000	5,840,957
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45		1,433,000	1,548,842
CNO Financial Group, Inc., 4.50% Sr. Unsec. Nts., 5/30/20		6,170,000	6,416,800
Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[1]		2,176,000	2,353,065
Liberty Mutual Group, Inc., 4.85% Sr. Unsec. Nts., 8/1/44[1]		1,077,000	1,107,540
Manulife Financial Corp., 4.15% Sr. Unsec. Nts., 3/4/26		1,561,000	1,673,724
MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[2,12]		1,336,000	1,329,320
National Financial Partners Corp., 9% Sr. Unsec. Nts., 7/15/21[1]		4,631,000	4,480,493
Prudential Financial, Inc., 5.375% Jr. Sub. Nts., 5/15/45[2]		1,827,000	1,849,838
Sogecap SA, 4.125% Sub. Perpetual Bonds[2,12]	EUR	2,965,000	3,050,989
TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]		2,469,000	2,599,408
Travelers Cos, Inc. (The), 3.75% Sr. Unsec. Nts., 5/15/46		2,193,000	2,303,551
Unum Group, 7.125% Sr. Unsec. Nts., 9/30/16		1,636,000	1,657,548
XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[2,12]		1,085,000	756,788
			42,404,522
Real Estate Investment Trusts (REITs)—1.3%
American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20		1,822,000	1,866,347
5.90% Sr. Unsec. Nts., 11/1/21		841,000	979,815
Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[10,15]	MXN	17,961,653	—
Boston Properties LP, 3.70% Sr. Unsec. Nts., 11/15/18		1,798,000	1,883,362
Communications Sales & Leasing, Inc./CSL Capital LLC, 8.25% Sr. Unsec. Nts., 10/15/23		7,005,000	7,127,587
Corrections Corp. of America, 4.625% Sr. Unsec. Nts., 5/1/23		2,760,000	2,794,500
CTR Partnership LP/CareTrust Capital Corp., 5.875% Sr. Unsec. Nts., 6/1/21		2,250,000	2,261,250
DuPont Fabros Technology LP, 5.875% Sr. Unsec. Nts., 9/15/21		2,320,000	2,438,900
Equinix, Inc.:
5.375% Sr. Unsec. Nts., 1/1/22		4,420,000	4,585,750
5.875% Sr. Unsec. Nts., 1/15/26		3,425,000	3,579,125
FelCor Lodging LP, 6% Sr. Unsec. Nts., 6/1/25		3,065,000	3,103,312
GLP Capital LP/GLP Financing II, Inc., 5.375% Sr. Unsec. Nts., 11/1/23		2,390,000	2,506,513
HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17		1,006,000	1,039,378
Highwoods Realty LP, 5.85% Sr. Unsec. Nts., 3/15/17		1,202,000	1,236,244
Host Hotels & Resorts LP, Series D, 3.75% Sr. Unsec. Nts., 10/15/23		1,649,000	1,664,225
Iron Mountain US Holdings, Inc., 5.375% Sr. Unsec. Nts., 6/1/26[1]		2,915,000	2,838,481
Iron Mountain, Inc., 6% Sr. Unsec. Nts., 10/1/20[1]		2,080,000	2,199,600
iStar, Inc., 4.875% Sr. Unsec. Nts., 7/1/18		6,445,000	6,243,594
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26[1]		1,825,000	1,903,712

30 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Real Estate Investment Trusts (REITs) (Continued)
MPT Operating Partnership LP/MPT Finance Corp., 6.375% Sr. Unsec. Nts., 3/1/24	$2,195,000	$2,348,650
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25	6,140,000	6,347,225
Regency Centers LP, 5.875% Sr. Unsec. Nts., 6/15/17	159,000	165,300
Trust F/1401, 5.25% Sr. Unsec. Nts., 1/30/26[1]	3,500,000	3,578,750
WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[1]	1,304,000	1,308,036
Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	389,000	393,158
		64,392,814

Real Estate Management & Development—0.3%
Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	2,590,000	2,636,742
Brookfield Residential Properties, Inc., 6.50% Sr. Unsec. Nts., 12/15/20[1]	6,075,000	6,090,188
Realogy Group LLC/Realogy Co.-Issuer Corp.:
4.875% Sr. Unsec. Nts., 6/1/23[1]	3,650,000	3,613,500
5.25% Sr. Unsec. Nts., 12/1/21[1]	4,975,000	5,118,031
		17,458,461

Thrifts & Mortgage Finance—0.4%
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 7.375% Sr. Unsec. Nts., 4/1/20[1]	3,755,000	3,426,437
MDC-GMTN BV, 2.75% Sr. Unsec. Nts., 5/11/23[1]	2,480,000	2,486,676
Quicken Loans, Inc., 5.75% Sr. Unsec. Nts., 5/1/25[1]	6,435,000	6,241,950
Radian Group, Inc., 5.25% Sr. Unsec. Nts., 6/15/20	6,000,000	6,060,000
Walter Investment Management Corp., 7.875% Sr. Unsec. Nts., 12/15/21	4,815,000	2,389,444
		20,604,507

Health Care—3.8%
Biotechnology—0.1%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	1,542,000	1,618,805
4.70% Sr. Unsec. Nts., 5/14/45	376,000	399,502
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	699,000	789,664
Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	1,454,000	1,554,591
5.00% Sr. Unsec. Nts., 8/15/45	250,000	276,612
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	1,156,000	1,315,868
		5,955,042

Health Care Equipment & Supplies—0.3%
Becton Dickinson & Co., 3.875% Sr. Unsec. Nts., 5/15/24	975,000	1,063,332
Boston Scientific Corp., 3.85% Sr. Unsec. Nts., 5/15/25	2,009,000	2,130,046
ConvaTec Healthcare E SA, 10.50% Sr. Unsec. Nts., 12/15/18[1]	750,000	766,875
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.125% Sec. Nts., 6/15/21[1]	1,720,000	1,496,400
Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[1]	2,080,000	2,137,200
Hologic, Inc., 5.25% Sr. Unsec. Nts., 7/15/22[1]	4,315,000	4,525,356

31 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Health Care Equipment & Supplies (Continued)
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.375% Sr. Unsec. Nts., 8/1/23[1]		$1,505,000	$1,542,625
Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18		1,535,000	1,538,838
Stryker Corp., 3.50% Sr. Unsec. Nts., 3/15/26		947,000	1,007,195
Zimmer Biomet Holdings, Inc., 3.55% Sr. Unsec. Nts., 4/1/25		926,000	956,620
			17,164,487

Health Care Providers & Services—2.2%
Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23		2,810,000	2,767,850
6.50% Sr. Unsec. Nts., 3/1/24[1]		730,000	742,775
Amsurg Corp., 5.625% Sr. Unsec. Nts., 7/15/22		2,840,000	2,928,750
Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24		1,298,000	1,387,276
Care UK Health & Social Care plc, 5.588% Sr. Sec. Nts., 7/15/19[2]	GBP	975,000	1,077,314
Centene Corp.:
4.75% Sr. Unsec. Nts., 5/15/22		5,705,000	5,847,625
5.625% Sr. Unsec. Nts., 2/15/21[1]		735,000	768,075
6.125% Sr. Unsec. Nts., 2/15/24[1]		735,000	783,234
CHS/Community Health Systems, Inc.:
6.875% Sr. Unsec. Nts., 2/1/22		10,615,000	9,341,200
7.125% Sr. Unsec. Nts., 7/15/20		1,340,000	1,249,001
DaVita HealthCare Partners, Inc.:
5.00% Sr. Unsec. Nts., 5/1/25		3,505,000	3,483,094
5.125% Sr. Unsec. Nts., 7/15/24		5,915,000	5,991,747
Envision Healthcare Corp., 5.125% Sr. Unsec. Nts., 7/1/22[1]		1,740,000	1,774,452
Express Scripts Holding Co., 4.50% Sr. Unsec. Nts., 2/25/26		1,957,000	2,155,262
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20		3,054,000	2,229,420
Fresenius Medical Care US Finance II, Inc.:
4.75% Sr. Unsec. Nts., 10/15/24[1]		2,335,000	2,440,075
5.875% Sr. Unsec. Nts., 1/31/22[1]		4,001,000	4,406,101
HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25		2,110,000	2,168,025
7.50% Sr. Unsec. Nts., 2/15/22		8,510,000	9,697,145
5.875% Sr. Unsec. Nts., Series 1, 5/1/23		4,520,000	4,830,750
HealthSouth Corp., 5.75% Sr. Unsec. Nts., 11/1/24		4,530,000	4,570,770
IASIS Healthcare LLC/IASIS Capital Corp., 8.375% Sr. Unsec. Nts., 5/15/19		3,730,000	3,601,781
Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22		4,220,000	3,782,175
Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25		3,425,000	3,562,990
LifePoint Health, Inc., 5.50% Sr. Unsec. Nts., 12/1/21		5,015,000	5,240,675
McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44		1,206,000	1,381,693
Medco Health Solutions, Inc., 7.125% Sr. Unsec. Nts., 3/15/18		800,000	873,764
OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[1]		2,225,000	2,182,503
Quest Diagnostics, Inc., 3.45% Sr. Unsec. Nts., 6/1/26		1,173,000	1,215,193
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21		2,675,000	2,581,375

32 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Health Care Providers & Services (Continued)
Tenet Healthcare Corp.:
6.75% Sr. Unsec. Nts., 6/15/23		$7,165,000	$6,887,356
8.125% Sr. Unsec. Nts., 4/1/22		4,355,000	4,484,779
Universal Health Services, Inc., 4.75% Sr. Sec. Nts., 8/1/22[1]		3,000,000	3,058,860
Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20		2,035,000	1,879,831
			111,372,916

Life Sciences Tools & Services—0.2%
Quintiles Transnational Corp., 4.875% Sr. Unsec. Nts., 5/15/23[1]		4,905,000	5,003,100
Thermo Fisher Scientific, Inc.:
1.30%Sr. Unsec. Nts., 2/1/17		912,000	912,813
2.15%Sr. Unsec. Nts., 12/14/18		744,000	752,897
3.00%Sr. Unsec. Nts., 4/15/23		1,773,000	1,808,203
4.15%Sr. Unsec. Nts., 2/1/24		700,000	765,499
5.30%Sr. Unsec. Nts., 2/1/44		881,000	1,028,769
			10,271,281
Pharmaceuticals—1.0%
Actavis Funding SCS:
1.85%Sr. Unsec. Nts., 3/1/17		1,935,000	1,941,887
3.80%Sr. Unsec. Nts., 3/15/25		1,910,000	1,990,942
4.75%Sr. Unsec. Nts., 3/15/45		622,000	653,914
Almirall SA, 4.625% Sr. Unsec. Nts., 4/1/21	EUR	6,295,000	7,293,583
Concordia International Corp., 7% Sr. Unsec. Nts., 4/15/23[1]		1,745,000	1,496,337
Endo Finance LLC/Endo Finco, Inc., 5.875% Sr. Unsec. Nts., 1/15/23[1]		4,610,000	4,022,225
Endo Finance LLC/Endo Ltd./Endo Finco, Inc.:
6.00%Sr. Unsec. Nts., 7/15/23[1]		3,430,000	3,035,550
6.00%Sr. Unsec. Nts., 2/1/25[1]		660,000	575,850
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/20[1]		1,170,000	1,134,900
5.50%Sr. Unsec. Nts., 4/15/25[1]		3,505,000	3,144,406
5.75%Sr. Unsec. Nts., 8/1/22[1]		2,810,000	2,688,819
Mylan NV:
2.50%Sr. Unsec. Nts., 6/7/19[1]		1,260,000	1,277,626
3.95%Sr. Unsec. Nts., 6/15/26[1]		1,710,000	1,733,340
Perrigo Finance Unlimited Co., 4.375% Sr. Unsec. Nts., 3/15/26		709,000	740,217
Prestige Brands, Inc., 6.375% Sr. Unsec. Nts., 3/1/24[1]		1,100,000	1,146,750
Valeant Pharmaceuticals International, Inc.:
5.375% Sr. Unsec. Nts., 3/15/20[1]		2,805,000	2,410,547
5.50%Sr. Unsec. Nts., 3/1/23[1]		7,025,000	5,677,078
5.875% Sr. Unsec. Nts., 5/15/23[1]		1,645,000	1,336,562
6.75%Sr. Unsec. Nts., 8/15/21[1]		1,420,000	1,217,650
7.25%Sr. Unsec. Nts., 7/15/22[1]		4,505,000	3,886,463
7.50%Sr. Unsec. Nts., 7/15/21[1]		2,310,000	2,048,681
			49,453,327

33 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Industrials—5.2%
Aerospace & Defense—0.8%
Aerojet Rocketdyne Holdings, Inc., 7.125% Sec. Nts., 3/15/21	$7,215,000	$7,613,629
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]	1,994,000	2,118,671
CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts., 11/15/21[1]	8,285,000	7,042,250
DigitalGlobe, Inc., 5.25% Sr. Unsec. Nts., 2/1/21[1]	2,775,000	2,594,625
L-3 Communications Corp., 1.50% Sr. Unsec. Nts., 5/28/17	96,000	96,047
LMI Aerospace, Inc., 7.375% Sec. Nts., 7/15/19	4,705,000	4,763,812
Lockheed Martin Corp., 3.55% Sr. Unsec. Nts., 1/15/26	1,265,000	1,382,840
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	1,480,000	1,773,943
Spirit AeroSystems, Inc., 5.25% Sr. Unsec. Nts., 3/15/22	2,940,000	3,088,191
Textron, Inc., 4.30% Sr. Unsec. Nts., 3/1/24	894,000	962,641
TransDigm, Inc., 6.375% Sr. Sub. Nts., 6/15/26[1]	3,645,000	3,640,444
Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22	5,980,000	5,531,500
United Technologies Corp., 1.778% Jr. Sub. Nts., 5/4/18[2]	506,000	510,775
		41,119,368

Air Freight & Couriers—0.3%
CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[1]	4,360,000	3,771,400
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[1]	9,365,000	7,257,875
XPO Logistics, Inc., 7.875% Sr. Unsec. Nts., 9/1/19[1]	5,625,000	5,751,563
		16,780,838

Airlines—0.3%
Air Canada, 6.75% Sr. Sec. Nts., 10/1/19[1]	10,715,000	11,132,349
American Airlines Group, Inc.:
4.625% Sr. Unsec. Nts., 3/1/20[1]	2,450,000	2,348,937
5.50% Sr. Unsec. Nts., 10/1/19[1]	2,745,000	2,727,844
		16,209,130

Building Products—0.4%
Masco Corp., 4.45% Sr. Unsec. Nts., 4/1/25	3,115,000	3,239,912
Nortek, Inc., 8.50% Sr. Unsec. Nts., 4/15/21	11,515,000	11,949,691
Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	1,580,000	1,687,331
Standard Industries, Inc., 5.375% Sr. Unsec. Nts., 11/15/24[1]	4,205,000	4,299,612
		21,176,546

Commercial Services & Supplies—0.6%
ACCO Brands Corp., 6.75% Sr. Unsec. Nts., 4/30/20	1,460,000	1,553,075
ADT Corp. (The), 5.25% Sr. Sec. Nts., 3/15/20	3,410,000	3,614,600
Advanced Disposal Services, Inc., 8.25% Sr. Unsec. Nts., 10/1/20	3,460,000	3,529,200
Cenveo Corp., 6% Sr. Sec. Nts., 8/1/19[1]	1,195,000	997,825
Clean Harbors, Inc., 5.125% Sr. Unsec. Nts., 6/1/21	3,660,000	3,762,919
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	4,165,000	3,477,775
Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	2,151,000	2,274,216
R.R. Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	3,540,000	3,681,600
Republic Services, Inc.:
2.90% Sr. Unsec. Nts., 7/1/26[6]	1,380,000	1,403,283

34 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Commercial Services & Supplies (Continued)
Republic Services, Inc.: (Continued)
3.80% Sr. Unsec. Nts., 5/15/18	$2,331,000	$2,440,042
Waste Management, Inc., 4.10% Sr. Unsec. Nts., 3/1/45	643,000	701,293
West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[1]	4,065,000	3,795,694
		31,231,522

Construction & Engineering—0.0%
Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/351	1,245,000	1,363,275

Electrical Equipment—0.2%
EnerSys, 5% Sr. Unsec. Nts., 4/30/23[1]	6,305,000	6,257,712
Sensata Technologies BV:
4.875% Sr. Unsec. Nts., 10/15/23[1]	993,000	996,724
5.625% Sr. Unsec. Nts., 11/1/24[1]	3,550,000	3,698,639
		10,953,075

Industrial Conglomerates—0.1%
Fortive Corp.:
1.80% Sr. Unsec. Nts., 6/15/19[1]	2,880,000	2,900,546
3.15% Sr. Unsec. Nts., 6/15/26[1]	1,426,000	1,470,449
Roper Technologies, Inc., 3.85% Sr. Unsec. Nts., 12/15/25	918,000	981,819
		5,352,814

Machinery—0.8%
Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[1]	5,285,000	5,311,425
EnPro Industries, Inc., 5.875% Sr. Unsec. Nts., 9/15/22	3,015,000	3,045,150
Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	2,299,000	2,557,012
Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24	10,795,000	9,283,700
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	6,985,000	4,941,887
Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18	2,770,000	2,831,851
Terex Corp.:
6.00% Sr. Unsec. Nts., 5/15/21	5,730,000	5,765,813
6.50% Sr. Unsec. Nts., 4/1/20	1,860,000	1,885,575
Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18	4,990,000	4,940,100
		40,562,513

Marine—0.0%
AP Moeller-Maersk AS, 3.875% Sr. Unsec. Nts., 9/28/25[1]	193,000	197,248

Professional Services—0.4%
Equifax, Inc., 6.30% Sr. Unsec. Nts., 7/1/17	2,368,000	2,480,229
FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22	8,420,000	8,876,785
Nielsen Finance LLC/Nielsen Finance Co., 5% Sr. Unsec. Nts., 4/15/22[1]	7,445,000	7,621,819
		18,978,833

Road & Rail—0.3%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25%
Sr. Unsec. Nts., 3/15/25[1]	6,300,000	5,725,125
Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	341,000	390,598
ERAC USA Finance LLC:
4.50% Sr. Unsec. Nts., 2/15/45[1]	562,000	596,611

35 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Road & Rail (Continued)
ERAC USA Finance LLC: (Continued)
6.375% Sr. Unsec. Nts., 10/15/17[1]	$2,352,000	$2,493,884
GFL Environmental, Inc., 9.875% Sr. Unsec. Nts., 2/1/21[1]	1,465,000	1,567,550
Herc Spinoff Escrow Issuer LLC/Herc Spinoff Escrow Issuer Corp.:
7.50% Sec. Nts., 6/1/22[1]	2,185,000	2,152,225
7.75% Sec. Nts., 6/1/24[1]	1,460,000	1,427,150
Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46	597,000	693,345
Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.75% Sr. Unsec. Nts., 5/11/17[1]	1,073,000	1,093,523
4.25% Sr. Unsec. Nts., 1/17/23[1]	829,000	869,598
		17,009,609

Trading Companies & Distributors—0.8%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 3.95% Sr. Unsec. Nts., 2/1/22	2,859,000	2,866,147
Aircastle Ltd., 5% Sr. Unsec. Nts., 4/1/23	730,000	743,651
American Builders & Contractors Supply Co., Inc., 5.75% Sr. Unsec. Nts., 12/15/23[1]	1,030,000	1,068,625
Eldorado International Finance GmbH, 8.625% Sr. Unsec. Nts., 6/16/21[1]	1,030,000	1,002,035
Fly Leasing Ltd.:
6.375% Sr. Unsec. Nts., 10/15/21	3,905,000	3,807,375
6.75% Sr. Unsec. Nts., 12/15/20	2,590,000	2,612,663
HD Supply, Inc.:
5.25% Sr. Sec. Nts., 12/15/21[1]	9,360,000	9,848,498
5.75% Sr. Unsec. Nts., 4/15/24[1]	1,465,000	1,527,263
Jurassic Holdings III, Inc., 6.875% Sec. Nts., 2/15/21[1]	6,005,000	3,843,200
Standard Industries, Inc., 6% Sr. Unsec. Nts., 10/15/25[1]	3,890,000	4,084,500
United Rentals North America, Inc.:
4.625% Sr. Sec. Nts., 7/15/23	6,310,000	6,396,763
5.875% Sr. Unsec. Nts., 9/15/26	3,650,000	3,640,875
		41,441,595

Transportation Infrastructure—0.2%
Aeropuerto Internacional de Tocumen SA, 5.625% Sr. Sec. Nts., 5/18/36[1]	2,480,000	2,492,400
DP World Ltd., 6.85% Sr. Unsec. Nts., 7/2/37[1]	4,160,000	4,577,581
		7,069,981

Information Technology—2.2%
Communications Equipment—0.4%
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[1]	4,955,000	3,555,212
Blue Coat Holdings, Inc., 8.375% Sr. Unsec. Nts., 6/1/23[1]	2,980,000	3,382,300
CommScope Technologies Finance LLC, 6% Sr. Unsec. Nts., 6/15/25[1]	2,740,000	2,822,200
Infor US, Inc., 6.50% Sr. Unsec. Nts., 5/15/22	3,940,000	3,740,557
Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[1]	2,055,000	2,034,450
Riverbed Technology, Inc., 8.875% Sr. Unsec. Nts., 3/1/23[1]	1,605,000	1,669,200
ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20	2,997,000	3,098,149
		20,302,068

36 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Electronic Equipment, Instruments, & Components—0.3%
Belden, Inc., 5.50% Sr. Sub. Nts., 9/1/22[1]	$5,245,000	$5,310,563
CDW LLC/CDW Finance Corp., 5% Sr. Unsec. Nts., 9/1/23	2,105,000	2,124,976
Flextronics International Ltd., 4.75% Sr. Unsec. Nts., 6/15/25	2,133,000	2,164,995
Zebra Technologies Corp., 7.25% Sr. Unsec. Nts., 10/15/22	5,870,000	6,251,550
		15,852,084

Internet Software & Services—0.1%
Baidu, Inc., 4.125% Sr. Unsec. Nts., 6/30/25	2,215,000	2,330,408
EarthLink Holdings Corp., 7.375% Sr. Sec. Nts., 6/1/20	4,375,000	4,571,875
		6,902,283

IT Services—0.3%
Broadridge Financial Solutions, Inc., 3.40% Sr. Unsec. Nts., 6/27/26	1,383,000	1,402,904
Fidelity National Information Services, Inc., 2.85% Sr. Unsec. Nts., 10/15/18	1,895,000	1,945,885
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[1]	5,700,000	5,272,500
Sabre GLBL, Inc., 5.25% Sr. Sec. Nts., 11/15/23[1]	4,810,000	4,918,225
Total System Services, Inc., 2.375% Sr. Unsec. Nts., 6/1/18	1,548,000	1,560,642
Visa, Inc., 4.30% Sr. Unsec. Nts., 12/14/45	892,000	1,032,084
Xerox Corp.:
2.95% Sr. Unsec. Nts., 3/15/17	667,000	672,896
6.75% Sr. Unsec. Nts., 2/1/17	332,000	340,960
		17,146,096

Semiconductors & Semiconductor Equipment—0.3%
Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	480,000	561,841
Micron Technology, Inc.:
5.25% Sr. Unsec. Nts., 8/1/23[1]	1,675,000	1,436,313
5.875% Sr. Unsec. Nts., 2/15/22	2,290,000	2,164,050
7.50% Sr. Sec. Nts., 9/15/23[1]	730,000	782,268
NXP BV/NXP Funding LLC, 4.625% Sr. Unsec. Nts., 6/1/23[1]	7,430,000	7,578,600
		12,523,072

Software—0.2%
Autodesk, Inc.:
1.95% Sr. Unsec. Nts., 12/15/17	1,948,000	1,953,400
4.375% Sr. Unsec. Nts., 6/15/25	560,000	586,632
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[1]	2,326,000	1,756,130
Informatica LLC, 7.125% Sr. Unsec. Nts., 7/15/23[1]	1,775,000	1,690,688
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]	1,211,000	1,232,193
Oracle Corp., 3.40% Sr. Unsec. Nts., 7/8/24	1,284,000	1,377,869
		8,596,912

Technology Hardware, Storage & Peripherals—0.6%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	1,362,000	1,488,712
Denali International LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[1]	3,585,000	3,769,628
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
3.48% Sr. Sec. Nts., 6/1/19[1]	6,547,000	6,711,428
5.875% Sr. Unsec. Nts., 6/15/21[1]	2,085,000	2,138,751
6.02% Sr. Sec. Nts., 6/15/26[1]	5,577,000	5,796,767

37 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Technology Hardware, Storage & Peripherals (Continued)
Diamond 1 Finance Corp./Diamond 2 Finance Corp.: (Continued)
7.125% Sr. Unsec. Nts., 6/15/24[1]		$2,190,000	$2,290,745
Hewlett Packard Enterprise Co.:
2.45% Sr. Unsec. Nts., 10/5/17[1]		2,070,000	2,097,471
6.35% Sr. Unsec. Nts., 10/15/45[1]		1,298,000	1,293,602
NCR Corp., 6.375% Sr. Unsec. Nts., 12/15/23		1,535,000	1,573,375
Western Digital Corp., 7.375% Sr. Sec. Nts., 4/1/23[1]		3,805,000	4,061,838
			31,222,317

Materials—3.9%
Chemicals—1.3%
Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25		774,000	789,125
4.125% Sr. Unsec. Nts., 3/15/35		388,000	376,102
Arkema SA, 4.75% Jr. Sub. Perpetual Bonds[2,12]	EUR	7,800,000	8,971,649
Blue Cube Spinco, Inc., 9.75% Sr. Unsec. Nts., 10/15/23[1]		3,470,000	4,033,875
Chemours Co. (The):
6.625% Sr. Unsec. Nts., 5/15/23		2,380,000	2,034,900
7.00% Sr. Unsec. Nts., 5/15/25		1,990,000	1,679,062
Chemtura Corp., 5.75% Sr. Unsec. Nts., 7/15/21		2,195,000	2,227,925
Eastman Chemical Co.:
2.40% Sr. Unsec. Nts., 6/1/17		344,000	347,263
4.65% Sr. Unsec. Nts., 10/15/44		563,000	580,141
Ecolab, Inc., 2% Sr. Unsec. Nts., 1/14/19		2,387,000	2,419,626
Hexion, Inc., 6.625% Sr. Sec. Nts., 4/15/20		4,410,000	3,710,133
Huntsman International LLC, 5.125% Sr. Unsec. Nts.,
11/15/22		2,990,000	2,975,050
INEOS Group Holdings SA, 6.125% Sr. Unsec. Nts., 8/15/18[1]		4,605,000	4,651,050
Kallpa Generacion SA, 4.875% Sr. Unsec. Nts., 5/24/26[1]		995,000	1,016,144
LyondellBasell Industries NV, 5% Sr. Unsec. Nts., 4/15/19		1,386,000	1,501,750
NOVA Chemicals Corp.:
5.00% Sr. Unsec. Nts., 5/1/25[1]		750,000	744,375
5.25% Sr. Unsec. Nts., 8/1/23[1]		1,465,000	1,477,819
ONGC Videsh Ltd.:
2.75% Sr. Unsec. Nts., 7/15/21	EUR	2,450,000	2,840,821
4.625% Sr. Unsec. Nts., 7/15/24		4,460,000	4,774,729
PQ Corp., 6.75% Sr. Sec. Nts., 11/15/22[1]		5,815,000	6,062,137
RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22		2,047,000	2,091,422
Techniplas LLC, 10% Sr. Sec. Nts., 5/1/20[1]		4,130,000	3,076,850
Tronox Finance LLC, 6.375% Sr. Unsec. Nts., 8/15/20		3,775,000	2,821,812
Valspar Corp. (The), 3.95% Sr. Unsec. Nts., 1/15/26		1,287,000	1,358,565
Yara International ASA, 3.80% Sr. Unsec. Nts., 6/6/26[1]		1,720,000	1,783,840
			64,346,165

Construction Materials—0.3%
CRH America, Inc.:
5.125% Sr. Unsec. Nts., 5/18/45[1]		2,012,000	2,147,476
6.00% Sr. Unsec. Nts., 9/30/16		906,000	914,171

38 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Construction Materials (Continued)
Globo Comunicacao e Participacoes SA, 4.843% Sr. Unsec. Nts., 6/8/25[1,2]		$2,290,000	$2,221,300
HeidelbergCement Finance Luxembourg SA:
3.25% Sr. Unsec. Nts., 10/21/21	EUR	1,890,000	2,272,208
7.50% Sr. Unsec. Nts., 4/3/20	EUR	1,720,000	2,347,783
James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[1]		1,747,000	1,795,043
US Concrete, Inc., 6.375% Sr. Unsec. Nts., 6/1/24[1]		2,190,000	2,195,475
			13,893,456

Containers & Packaging—1.2%
Ball Corp., 5% Sr. Unsec. Nts., 3/15/22		3,675,000	3,919,387
Berry Plastics Corp., 5.125% Sec. Nts., 7/15/23		6,160,000	6,175,400
Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[1]		5,265,000	5,139,956
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23		5,610,000	5,750,250
International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44		1,136,000	1,160,099
Klabin Finance SA, 5.25% Sr. Unsec. Nts., 7/16/24[1]		1,570,000	1,546,450
Owens-Brockway Glass Container, Inc., 5% Sr. Unsec. Nts., 1/15/22[1]		3,715,000	3,733,575
Packaging Corp. of America, 4.50% Sr. Unsec. Nts., 11/1/23		1,980,000	2,154,769
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.125% Sr. Sec. Nts., 7/15/23[1]		2,185,000	2,215,044
5.75% Sr. Sec. Nts., 10/15/20		11,805,000	12,223,133
7.00% Sr. Unsec. Nts., 7/15/24[1]		730,000	752,904
9.875% Sr. Unsec. Nts., 8/15/19		154,000	159,198
Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[1]		3,550,000	3,665,375
5.125% Sr. Unsec. Nts., 12/1/24[1]		2,055,000	2,119,219
Smurfit Kappa Acquisitions, 4.875% Sr. Sec. Nts., 9/15/181		9,615,000	10,083,731
			60,798,490

Metals & Mining—1.1%
ABJA Investment Co. Pte Ltd.:
4.95% Sr. Unsec. Nts., 5/3/23	SGD	500,000	325,822
5.95% Sr. Unsec. Nts., 7/31/24		200,000	187,790
Alcoa, Inc.:
5.125% Sr. Unsec. Nts., 10/1/24		3,935,000	3,944,837
5.72% Sr. Unsec. Nts., 2/23/19		1,535,000	1,654,899
Aleris International, Inc., 7.875% Sr. Unsec. Nts., 11/1/20		2,200,000	1,958,000
ArcelorMittal, 2.875% Sr. Unsec. Nts., 7/6/20	EUR	5,985,000	6,633,863
BHP Billiton Finance USA Ltd., 1.625% Sr. Unsec. Nts., 2/24/17		2,855,000	2,863,234
Constellium NV, 5.75% Sr. Unsec. Nts., 5/15/24[1]		3,730,000	2,956,025
Evraz Group SA, 6.75% Sr. Unsec. Nts., 1/31/22[13]		1,115,000	1,133,063
First Quantum Minerals Ltd., 7.25% Sr. Unsec. Nts., 5/15/22[1]		6,185,000	4,808,837
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc., 6.125% Sr. Unsec. Nts., 6/15/19		1,450,000	1,471,750
Freeport-McMoRan, Inc., 2.30% Sr. Unsec. Nts., 11/14/17		1,460,000	1,441,750

39 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Metals & Mining (Continued)
Glencore Finance Canada Ltd.:
2.70% Sr. Unsec. Nts., 10/25/17[1]		$1,875,000	$1,868,563
3.60% Sr. Unsec. Nts., 1/15/17[1]		1,564,000	1,564,984
Glencore Funding LLC, 4.125% Sr. Unsec. Nts., 5/30/23[1]		3,335,000	3,072,706
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44		518,000	525,830
JSW Steel Ltd., 4.75% Sr. Unsec. Nts., 11/12/19		695,000	639,820
Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[1]		780,000	815,156
Novelis, Inc., 8.375% Sr. Unsec. Nts., 12/15/17		3,295,000	3,371,197
Rio Tinto Finance USA Ltd., 3.75% Sr. Unsec. Nts., 6/15/25		1,153,000	1,213,685
Southern Copper Corp., 5.875% Sr. Unsec. Nts., 4/23/45		3,585,000	3,380,963
Steel Dynamics, Inc., 5.125% Sr. Unsec. Nts., 10/1/21		3,780,000	3,879,225
Teck Resources Ltd.:
8.00% Sr. Unsec. Nts., 6/1/21[1]		730,000	753,725
8.50% Sr. Unsec. Nts., 6/1/24[1]		730,000	759,200
United States Steel Corp., 8.375% Sr. Sec. Nts., 7/1/21[1]		1,460,000	1,542,125
Vale Overseas Ltd., 5.875% Sr. Unsec. Nts., 6/10/21		2,360,000	2,368,850
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75% Sr. Sec. Nts., 12/15/18[1]		1,860,000	1,720,500
Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23[1]		2,220,000	2,258,850
			59,115,249

Paper & Forest Products—0.0%
Metsa Board OYJ, 4% Sr. Unsec. Nts., 3/13/19	EUR	900,000	1,066,914

Telecommunication Services—3.5%
Diversified Telecommunication Services—2.6%
AT&T, Inc.:
4.125% Sr. Unsec. Nts., 2/17/26		1,464,000	1,575,760
4.35% Sr. Unsec. Nts., 6/15/45		3,820,000	3,719,018
British Telecommunications plc, 9.375% Sr. Unsec. Nts., 12/15/30		2,132,000	3,282,446
CenturyLink, Inc.:
Series S, 6.45% Sr. Unsec. Nts., 6/15/21		5,810,000	5,918,937
Series Y, 7.50% Sr. Unsec. Nts., 4/1/24		3,655,000	3,700,687
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
6.375% Sr. Unsec. Nts., 9/15/20[1]		7,340,000	7,450,100
Deutsche Telekom International Finance BV, 2.25% Sr. Unsec. Nts., 3/6/17[1]		2,810,000	2,829,100
FairPoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[1]		6,385,000	6,313,169
Frontier Communications Corp.:
7.125% Sr. Unsec. Nts., 1/15/23		6,580,000	5,922,000
10.50% Sr. Unsec. Nts., 9/15/22		4,855,000	5,155,403
Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20		2,195,000	1,574,913
Koninklijke KPN NV, 8.375% Sr. Unsec. Nts., 10/1/30		8,987,000	12,466,479
Level 3 Financing, Inc., 5.625% Sr. Unsec. Nts., 2/1/23		5,830,000	5,906,548
Orange SA, 2.75% Sr. Unsec. Nts., 9/14/16		501,000	502,893
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38		20,226,000	21,136,170
Telecom Italia SpA, 3.625% Sr. Unsec. Nts., 1/19/24[13]	EUR	5,880,000	6,946,396

40 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Diversified Telecommunication Services (Continued)
Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18		$1,787,000	$1,835,662
7.045% Sr. Unsec. Unsub. Nts., 6/20/36		680,000	876,136
T-Mobile USA, Inc.:
6.00% Sr. Unsec. Nts., 4/15/24		2,925,000	3,049,313
6.25% Sr. Unsec. Nts., 4/1/21		8,025,000	8,401,132
Verizon Communications, Inc.:
3.50% Sr. Unsec. Nts., 11/1/24		750,000	800,536
4.50% Sr. Unsec. Nts., 9/15/20		3,283,000	3,648,684
4.522% Sr. Unsec. Nts., 9/15/48		4,233,000	4,391,191
5.012% Sr. Unsec. Nts., 8/21/54		435,000	463,970
Windstream Services LLC:
6.375% Sr. Unsec. Nts., 8/1/23		3,485,000	2,944,825
7.75% Sr. Unsec. Nts., 10/1/21		6,545,000	6,201,388
Zayo Group LLC/Zayo Capital, Inc., 6% Sr. Unsec. Nts., 4/1/23		3,920,000	4,018,000
			131,030,856

Wireless Telecommunication Services—0.9%
Bharti Airtel International Netherlands BV:
5.125% Sr. Unsec. Nts., 3/11/23[1]		2,120,000	2,297,389
5.35% Sr. Unsec. Nts., 5/20/24[1]		1,165,000	1,292,256
Digicel Ltd., 6.75% Sr. Unsec. Nts., 3/1/23[1]		4,265,000	3,646,575
GTH Finance BV:
6.25% Sr. Unsec. Nts., 4/26/20[1]		945,000	982,342
7.25% Sr. Unsec. Nts., 4/26/23[1]		1,440,000	1,504,800
Rogers Communications, Inc., 3.625% Sr. Unsec. Nts., 12/15/25		2,110,000	2,259,795
Sprint Communications, Inc., 7% Sr. Unsec. Nts., 3/1/20[1]		3,875,000	4,076,461
Sprint Corp., 7.875% Sr. Unsec. Nts., 9/15/23		5,605,000	4,610,113
Telefonica Europe BV, 6.75% Jr. Sub. Perpetual Bonds[2,12]	GBP	9,965,000	13,473,889
Telekom Austria AG, 5.625% Jr. Sub. Perpetual Bonds[2,12]	EUR	8,645,000	10,074,725
Wind Acquisition Finance SA:
4.00% Sr. Sec. Nts., 7/15/20[1]	EUR	3,025,000	3,311,560
4.75% Sr. Sec. Nts., 7/15/20[1]		909,000	895,365
			48,425,270

Utilities—3.1%
Electric Utilities—1.6%
AEP Texas Central Co., 3.85% Sr. Unsec. Nts., 10/1/25[1]		885,000	966,338
American Transmission Systems, Inc., 5% Sr. Unsec. Nts., 9/1/44[1]		743,000	810,661
Cleco Corporate Holdings LLC, 3.743% Sr. Sec. Nts., 5/1/26[1]		1,416,000	1,458,920
Edison International:
2.95% Sr. Unsec. Nts., 3/15/23		1,602,000	1,644,946
3.75% Sr. Unsec. Unsub. Nts., 9/15/17		2,492,000	2,566,581
EDP Finance BV, 5.25% Sr. Unsec. Nts., 1/14/21[1]		16,416,000	17,442,000
Electricite de France SA:
5.25% Jr. Sub. Perpetual Bonds[1,2,12]		6,925,000	6,622,031
5.625% Jr. Sub. Perpetual Bonds[1,2,12]		3,490,000	3,337,312
6.00% Jr. Sub. Perpetual Bonds[2,12]	GBP	3,065,000	3,664,945

41 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Electric Utilities (Continued)
Emera US Finance LP, 2.15% Sr. Unsec. Nts., 6/15/19[1]		$668,000	$676,174
Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[1]		2,157,000	2,276,791
Enel SpA, 5% Jr. Sub. Nts., 1/15/75[2]	EUR	12,055,000	14,113,748
Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46		720,000	772,451
Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46		602,000	672,340
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43		1,043,000	1,175,573
National Power Corp., 5.875% Sr. Unsec. Nts., 12/19/16	PHP	421,000,000	9,093,851
NextEra Energy Capital Holdings, Inc., 1.586% Sr. Unsec. Nts., 6/1/17		2,348,000	2,354,206
PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22		1,215,000	1,280,696
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]		3,755,000	4,186,025
Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18		1,570,000	1,749,142
Southern Co. (The), 1.55% Sr. Unsec. Nts., 7/1/18		988,000	994,949
Southern Power Co., 1.85% Sr. Unsec. Nts., 12/1/17		1,798,000	1,814,396
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]		1,195,000	1,280,600
Xcel Energy, Inc., 3.30% Sr. Unsec. Nts., 6/1/25		1,281,000	1,354,235
			82,308,911

Gas Utilities—0.1%
AmeriGas Partners LP/AmeriGas Finance Corp., 5.625% Sr. Unsec. Nts., 5/20/24		2,915,000	2,940,506
Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec. Nts., 5/1/21		1,966,000	1,813,635
			4,754,141

Independent Power and Renewable Electricity Producers—0.9%
AES Corp.:
6.00% Sr. Unsec. Nts., 5/15/26		665,000	679,962
7.375% Sr. Unsec. Nts., 7/1/21		3,745,000	4,241,212
Calpine Corp.:
5.25% Sr. Sec. Nts., 6/1/26[1]		3,315,000	3,315,000
5.375% Sr. Unsec. Nts., 1/15/23		1,495,000	1,465,100
7.875% Sr. Sec. Nts., 1/15/23[1]		2,282,000	2,418,920
Dayton Power & Light Co. (The), 1.875% Sec. Nts., 9/15/16		2,372,000	2,375,200
Dynegy, Inc.:
5.875% Sr. Unsec. Nts., 6/1/23		1,485,000	1,314,225
7.375% Sr. Unsec. Nts., 11/1/22		4,420,000	4,287,400
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 12.25% Sec. Nts., 3/1/22[1,10]		4,185,323	4,917,755
GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18		2,785,000	2,228,000
Infinis plc, 7% Sr. Sec. Nts., 2/15/19	GBP	5,400,000	7,260,508
Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 12/30/28		2,128,833	2,014,409
NRG Energy, Inc.:
6.25% Sr. Unsec. Nts., 5/1/24		2,225,000	2,129,058

42 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Independent Power and Renewable Electricity Producers (Continued)
NRG Energy, Inc.: (Continued)
6.625% Sr. Unsec. Nts., 3/15/23		$5,210,000	$5,157,900
7.25% Sr. Unsec. Nts., 5/15/26[1]		730,000	730,000
			44,534,649

Multi-Utilities—0.5%
CenterPoint Energy, Inc., 6.50% Sr. Unsec. Nts., 5/1/18		1,720,000	1,864,643
CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24		2,220,000	2,419,270
5.05% Sr. Unsec. Unsub. Nts., 3/15/22		248,000	283,898
InterGen NV, 7% Sr. Sec. Nts., 6/30/23[1]		3,100,000	2,208,750
NGG Finance plc, 4.25% Sub. Nts., 6/18/76[2]	EUR	12,325,000	14,528,296
NiSource Finance Corp.:
4.80% Sr. Unsec. Nts., 2/15/44		1,191,000	1,372,338
6.80% Sr. Unsec. Nts., 1/15/19		2,462,000	2,770,166
TECO Finance, Inc., 6.572% Sr. Unsec. Nts., 11/1/17		1,940,000	2,060,323
			27,507,684
Total Corporate Bonds and Notes (Cost $2,612,867,155)			2,539,176,041

		Shares
Common Stocks—0.2%
Arco Capital Corp. Ltd.[1,16,17]		2,494,716	—
JP Morgan International, GDR[16]		1,681,847	—
Kaiser Aluminum Corp.		1,399	126,484
Premier Holdings Ltd.[16]		1,088,661	—
Valeant Pharmaceuticals International, Inc.[16]		612,380	12,333,333
Wallace Theater Holdings, Inc.[1,16]		6,170	62
Total Common Stocks (Cost $15,080,586)			12,459,879

		Units
Rights, Warrants and Certificates—0.0%
MediaNews Group, Inc. Wts., Strike Price $48.72, Exp. 3/19/17[16] (Cost $24,912,707)		88,579	—

		Principal Amount
Structured Securities—0.5%
Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%, 3/30/11[10]	RUB	196,587,000	—
Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[10]	RUB	335,100,000	—
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.003% Sr. Sec. Nts., 4/30/25[1,7]		3,235,854	1,849,151
3.054% Sr. Sec. Nts., 4/30/25[1,7]		4,122,976	2,356,103
3.098% Sr. Sec. Nts., 4/30/25[1,7]		3,559,529	2,034,117
3.131% Sr. Sec. Nts., 4/30/25[1,7]		3,181,770	1,818,244
3.179% Sr. Sec. Nts., 4/30/25[1,7]		3,961,562	2,263,861
3.231% Sr. Sec. Nts., 4/30/25[1,7]		4,521,522	2,583,855
3.265% Sr. Sec. Nts., 4/30/25[1,7]		3,612,167	2,064,197
3.346% Sr. Sec. Nts., 4/30/25[1,7]		3,395,282	1,940,257
69.959% Sr. Sec. Nts., 12/31/17[11,15]	BRL	14,420,000	6,561,415

43 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Structured Securities (Continued)
LB Peru Trust II Certificates, Series 1998-A, 99.999%, 2/28/16[7,10]		$115,443	$—
Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	RUB	115,443,666	796,569
Total Structured Securities (Cost $51,764,955)			24,267,769

	Counter- party		Exercise Price	Expiration Date		Contracts
Over-the-Counter Options Purchased—0.1%
AUD Currency Call[16]	BAC	NZD	1.090	8/29/16	AUD	145,450,000	252,187
CAD Currency Put[16]	DEU	CAD	1.325	9/1/16	CAD	69,160,000	399,676
CAD Currency Put[16]	RBS	CAD	1.315	8/5/16	CAD	34,386,890	162,684
EUR Currency Put[16]	RBS	USD	1.115	7/13/16	EUR	52,335,000	596,462
GBP Currency Put[16,20]	DEU	USD	1.300	9/28/16	GBP	3,092,316	216,910
iShares iBoxx $ High Yield Corporate Bond Exchange Traded Fund Call[16]	BOA	USD	83.000	9/16/16	USD	3,148	637,092
iShares iBoxx $ High Yield Corporate Bond Exchange Traded Fund Call[16]	BOA	USD	83.000	9/16/16	USD	2,747	555,938
iShares iBoxx $ High Yield Corporate Bond Exchange Traded Fund Call[16]	CITNA-B	USD	83.000	9/16/16	USD	2,748	556,140
JPY Currency Call[16,21]	DEU	JPY	120.000	8/2/16	JPY	4,480,000	164,295

44 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Counter- party		Exercise Price	Expiration Date		Contracts	Value

Over-the-Counter Options Purchased (Continued)

S&P 500 Index Call[16]	DEU	USD	2100.000	8/19/16	USD	61,504	$2,295,821

TWD Currency Put[16,22]	DEU	JPY	105.000	8/5/16	TWD	1,725,881,907	77,665

Total Over-the-Counter Options Purchased (Cost $8,618,887)							5,914,870
Counter-party		Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)

Over-the-Counter Interest Rate Swaption Purchased—0.0%

Interest Rate Swap maturing 5/30/33 Put[16] (Cost $407,440)	BAC	Receive	Six-Month GBP BBA LIBOR	3.990%	5/30/23	4,350	$156,377

	Shares

Investment Companies—17.7%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.49%[18,19]	257,103,782	257,103,782

Oppenheimer Master Event-Linked Bond Fund, LLC[18]	8,359,188	128,965,283

Oppenheimer Master Loan Fund, LLC[18]	26,492,090	397,264,757

Oppenheimer Ultra-Short Duration Fund, Cl. Y18	24,581,341	123,152,518

Total Investment Companies (Cost $918,585,751)		906,486,340

Total Investments, at Value (Cost $5,470,387,118)	104.1%	5,336,552,602

Net Other Assets (Liabilities)	(4.1)	(211,088,431)

Net Assets	100.0%	$5,125,464,171

Footnotes to Consolidated Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,587,686,207 or 30.98% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $13,174,846 or 0.26% of the Fund’s net assets at period end.

4. Interest rate is less than 0.0005%.

5. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

7. Zero coupon bond reflects effective yield on the original acquisition date.

8. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $6,530,463. See Note 6 of the accompanying Consolidated Notes.

45 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

9. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $4,733,992. See Note 6 of the accompanying Consolidated Notes.

10. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

11. Restricted security. The aggregate value of restricted securities at period end was $9,985,515, which represents 0.19% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Deutsche Bank AG, Coriolanus Ltd. Sec.
Credit Linked Bonds, 69.959% Sr. Sec.
Nts., 12/31/17	9/19/07	$7,137,536	$6,561,415	$(576,121)
LBC Tank Terminals Holding
Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	5/8/13 –4/17/14	3,594,151	3,424,100	(170,051)

		$10,731,687	$9,985,515	$(746,172)

12. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

13. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

14. Interest or dividend is paid-in-kind, when applicable.

15. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

16. Non-income producing security.

17. Security received as the result of issuer reorganization.

18. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2015	Gross Additions	Gross Reductions	Shares June 30, 2016

Oppenheimer Institutional Money Market Fund, Cl. E	341,110,725	1,678,878,876	1,762,885,819	257,103,782
Oppenheimer Master Event-Linked Bond Fund, LLC	8,999,990	—	640,802	8,359,188
Oppenheimer Master Loan Fund, LLC	21,762,525	7,794,771	3,065,206	26,492,090
Oppenheimer Ultra-Short Duration Fund, Cl. Y	12,496,896	12,084,445	—	24,581,341

	Value	Income	Realized Loss

Oppenheimer Institutional Money Market Fund, Cl. E	$257,103,782	$911,895	$—
Oppenheimer Master Event-Linked Bond Fund, LLC	128,965,283	5,503,331[a]	1,870,084 [a]
Oppenheimer Master Loan Fund, LLC	397,264,757	13,105,683[b]	9,147,997 [b]
Oppenheimer Ultra-Short Duration Fund, Cl. Y	123,152,518	557,552	—

Total	$906,486,340	$20,078,461	$11,018,081

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

46 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Footnotes to Consolidated Statement of Investments (Continued)

19. Rate shown is the 7-day yield at period end.

20. Digital option is ineligible for exercise if the spot exchange rate is greater than or equal to 1.146 USD per 1 EUR or if the spot exchange rate at expiration is equal to or less than 1.064 USD per 1 EUR.

21. Digital option becomes eligible for exercise if at expiration date spot exchange rate 1 is greater than or equal to 7.00 CNH per 1.00 USD and if spot exchange rate 2 is less than or equal to 120.00 JPY per 1.00 USD.

22. Knock-out option becomes ineligible for exercise if at 15:00 hours local time in Tokyo on 8/5/2016 the spot rate is greater than or equal to 105 JPY per 1 USD.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$4,091,734,466	76.7%
United Kingdom	132,250,850	2.5
Indonesia	93,400,170	1.8
France	80,889,122	1.5
Netherlands	71,220,071	1.3
Italy	64,260,794	1.2
Mexico	63,267,388	1.2
Canada	60,082,809	1.1
Turkey	52,153,252	1.0
Supranational	50,807,129	1.0
Ireland	40,833,977	0.8
Brazil	39,464,593	0.7
Luxembourg	38,754,163	0.7
Colombia	35,730,431	0.7
Spain	33,216,768	0.6
Kazakhstan	29,423,835	0.6
Peru	29,263,680	0.5
Germany	28,263,811	0.5
India	24,249,650	0.5
Hungary	21,263,572	0.4
South Africa	19,533,384	0.4
Portugal	18,546,201	0.3
Russia	18,050,711	0.3
China	16,208,737	0.3
Argentina	15,883,251	0.3
Belgium	14,806,477	0.3
Uruguay	14,140,263	0.3
Switzerland	13,969,048	0.3
Austria	10,074,725	0.2
Australia	9,800,656	0.2
Romania	9,582,252	0.2
Philippines	9,093,851	0.2
Morocco	8,770,973	0.2
United Arab Emirates	7,561,059	0.1
Denmark	7,364,146	0.1
Jersey, Channel Islands	6,497,975	0.1
Serbia	5,765,637	0.1
Croatia	5,663,542	0.1
Israel	5,201,887	0.1
Oman	4,923,547	0.1

47 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent

Japan	$4,828,792	0.1%
Sweden	4,041,041	0.1
Jamaica	3,646,575	0.1
Greece	3,399,050	0.1
New Zealand	2,967,948	0.1
Panama	2,492,400	0.0
Singapore	2,164,995	0.0
South Korea	1,905,887	0.0
Norway	1,783,840	0.0
Thailand	1,710,005	0.0
Dominican Republic	1,375,725	0.0
Namibia	1,334,362	0.0
Senegal	1,192,088	0.0
Finland	1,066,914	0.0
Eurozone	596,462	0.0
Taiwan	77,665	0.0

Total	$5,336,552,602	100.0%

Forward Currency Exchange Contracts as of June 30, 2016

Counter - party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

BAC	08/2016	EUR	21,395	USD	24,213	$—	$423,910
BAC	07/2016	IDR	214,190,000	USD	16,268	—	57,255
BAC	08/2016	MYR	65,090	USD	16,228	86,710	—
BAC	07/2016 - 08/2016	USD	62,339	IDR	865,860,000	—	2,970,726
BAC	07/2016	USD	25,860	SGD	35,250	—	302,211
BNP	07/2016	BRL	52,510	USD	16,359	—	12,732
BNP	08/2016	CLP	60,000	USD	87	3,645	—
BNP	07/2016	COP	263,000	USD	87	2,553	—
BNP	08/2016	MXN	1,008,200	USD	53,445	1,499,854	—
BNP	07/2016 - 08/2016	USD	30,775	BRL	103,850	—	1,410,258
BNP	08/2016	USD	11,233	MXN	207,800	—	91,683
BOA	07/2016	BRL	58,850	USD	16,219	2,101,384	—
BOA	11/2016	EUR	2,835	USD	3,242	—	79,262
BOA	07/2016 - 08/2016	IDR	679,696,000	USD	50,812	614,839	94,685
BOA	08/2016	INR	1,772,000	USD	26,054	24,796	—
BOA	11/2016	MXN	479,400	USD	25,481	373,898	—
BOA	08/2016	MYR	59,645	USD	14,805	145,270	—
BOA	07/2016	PLN	163,780	USD	42,172	—	661,521
BOA	07/2016	TRY	31,160	USD	10,618	214,753	—
BOA	07/2016	USD	18,334	BRL	58,850	14,269	—
BOA	07/2016	USD	42,256	EUR	37,270	891,800	—
BOA	11/2016	USD	21,236	GBP	14,675	1,669,617	—
BOA	07/2016	USD	25,743	IDR	354,214,000	—	1,065,775
BOA	08/2016 - 11/2016	USD	39,102	MXN	732,800	—	560,970
BOA	07/2016	USD	55,826	PLN	219,110	540,636	217,500
BOA	07/2016	USD	44,915	TRY	133,070	—	1,301,753
BOA	08/2016	ZAR	802,510	USD	51,513	2,413,469	—
CITNA-B	11/2016	EUR	4,220	USD	4,759	—	52,039

48 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Forward Currency Exchange Contracts (Continued)

Counter - party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

CITNA-B	11/2016	MXN	47,500	USD	2,479	$82,730	$—
CITNA-B	07/2016	PLN	77,500	USD	19,611	20,085	—
CITNA-B	07/2016	TRY	72,900	USD	24,948	395,735	—
CITNA-B	08/2016	USD	12,338	HUF	3,507,000	98,782	85,308
CITNA-B	07/2016	USD	15,672	PLN	62,530	—	176,350
DEU	08/2016 - 11/2016	EUR	28,980	USD	32,527	—	277,789
DEU	08/2016	HUF	4,304,000	USD	15,453	—	327,453
DEU	07/2016	TRY	119,610	USD	40,950	463,936	—
DEU	11/2016	USD	1,398	EUR	1,220	37,400	—
GSCO-OT	07/2016	AUD	37,260	USD	27,421	342,082	—
GSCO-OT	07/2016	BRL	20,310	USD	6,053	269,823	—
GSCO-OT	07/2016	IDR	361,665,000	USD	25,678	1,694,853	—
GSCO-OT	07/2016	USD	27,519	AUD	37,260	—	244,275
GSCO-OT	07/2016 - 08/2016	USD	12,470	BRL	41,080	4,924	265,623
GSCO-OT	07/2016 - 08/2016	USD	35,830	IDR	492,125,000	51,998	1,423,778
HSBC	11/2016	EUR	25,805	USD	29,115	28,736	357,182
HSBC	11/2016	GBP	24,040	USD	34,362	—	2,310,540
HSBC	08/2016	USD	23,088	EUR	20,255	567,171	—
JPM	08/2016	CLP	16,758,000	USD	24,393	837,953	—
JPM	11/2016	EUR	15,140	USD	17,033	—	143,848
JPM	09/2016	GBP	790	USD	1,162	—	109,082
JPM	07/2016	IDR	704,465,000	USD	52,492	826,347	—
JPM	11/2016	MXN	935,200	USD	50,012	425,881	—
JPM	07/2016	PLN	138,650	USD	35,053	100,984	23,289
JPM	07/2016	RUB	5,125,500	USD	78,534	1,099,251	—
JPM	07/2016	SGD	25,049	USD	18,586	5,407	—
JPM	07/2016	TRY	65,930	USD	22,458	410,068	—
JPM	09/2016 - 11/2016	USD	55,810	EUR	48,880	1,330,244	—
JPM	09/2016 - 11/2016	USD	141,019	GBP	96,705	12,094,769	—
JPM	07/2016	USD	52,858	IDR	704,465,000	99,942	560,023
JPM	08/2016 - 11/2016	USD	38,853	MXN	725,400	—	409,154
JPM	07/2016	USD	30,854	RUB	2,044,300	—	907,870
JPM	07/2016	USD	18,623	SGD	25,049	31,430	—
JPM	07/2016	USD	24,670	TRY	72,800	—	536,193
JPM	08/2016	USD	18,972	ZAR	288,950	—	445,006
MSCO	08/2016 - 11/2016	EUR	37,230	USD	42,237	—	762,069
MSCO	11/2016	GBP	17,840	USD	24,766	37,982	1,018,482
MSCO	11/2016	USD	76,763	EUR	67,440	1,530,040	—
MSCO	11/2016	USD	100	MXN	1,900	—	2,046
RBS	08/2016	BRL	51,340	USD	14,962	876,928	—
RBS	07/2016 - 08/2016	COP	93,293,000	USD	31,175	598,410	—
RBS	11/2016	USD	26,379	MXN	499,600	—	565,908
RBS	07/2016	USD	16,927	PLN	67,860	—	272,135
RBS	07/2016	USD	8,011	RUB	525,600	—	154,833
RBS	07/2016	USD	10,546	TRY	30,980	—	223,909
RBS	08/2016	USD	14,311	ZAR	216,290	—	222,708
TDB	07/2016	BRL	26,650	USD	8,303	—	6,461

49 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)

Counter - party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

TDB	11/2016	EUR	2,215	USD	2,483	$—	$12,325
TDB	07/2016	USD	7,412	BRL	26,650	—	884,297
TDB	08/2016	USD	24,721	CLP	16,914,000	—	744,999
TDB	07/2016	USD	15,901	COP	46,775,000	104,285	157,370
TDB	11/2016	USD	173,706	EUR	153,075	2,942,336	—
TDB	12/2016	USD	9,137	PHP	436,000	—	46,936
TDB	11/2016	USD	320	SGD	440	—	5,707

Total Unrealized Appreciation and Depreciation						$38,008,005	$22,985,228

Futures Contracts as of June 30, 2016

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

United States Treasury Long Bonds	CBT	Sell	9/21/16	374	$64,456,563	$(2,125,185)
United States Treasury Long Bonds	CBT	Buy	9/21/16	6	1,034,063	57,974
United States Treasury Nts., 2 yr.	CBT	Buy	9/30/16	730	160,109,532	1,036,143
United States Treasury Nts., 5 yr.	CBT	Sell	9/30/16	78	9,528,797	(134,441)
United States Treasury Nts., 10 yr.	CBT	Sell	9/21/16	2,165	287,911,172	(1,058,289)
United States Ultra Bonds	CBT	Buy	9/21/16	806	150,218,250	9,776,589

						$7,552,791

Over-the-Counter Options Written at June 30, 2016

Description	Counterparty		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value

AUD Currency Put	BAC	NZD	1.042	8/29/16	AUD	(145,450,000)	$788,443	$(1,350,735)
AUD Currency Call	BAC	NZD	1.120	8/29/16	AUD	(145,450,000)	459,838	(56,424)
CAD Currency Put	DEU	CAD	1.370	9/1/16	CAD	(71,510,000)	308,485	(121,567)
CAD Currency Call	DEU	CAD	1.260	9/1/16	CAD	(65,770,000)	278,217	(250,847)
CAD Currency Put[1]	RBS	CAD	1.325	8/5/16	CAD	(34,648,387)	305,429	(68,950)
EUR Currency Put	RBS	USD	1.075	7/13/16	EUR	(52,335,000)	420,774	(32,866)
S&P 500 Index Call	DEU	USD	2141.100	8/19/16	USD	(123,008)	2,644,672	(2,030,370)
TWD Currency Put[2]	DEU	JPY	105.000	8/5/16	TWD	(1,778,181,358)	67,989	(16,004)

Total Over-the-Counter Options Written							$5,273,847	$(3,927,763)

1. Knock-in option becomes eligible for exercise if at any time spot rates are greater than or equal to 1.37 CAD per 1 USD.

2. Knock-out option becomes ineligible for exercise if at 15:00 hours local time in Tokyo on 8/5/2016 the spot rate is greater than or equal to 105 JPY per 1 USD.

Centrally Cleared Credit Default Swaps at June 30, 2016

Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

CDX.HY.25	Buy	5.000%	12/20/20	USD	25,988	$58,328	$(1,064,793)

50 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Over-the-Counter Credit Default Swaps at June 30, 2016

Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

Alpha Bank AE	BAC	Buy	5.000%	3/20/17	EUR	3,500	$(410,800)	$276,418

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	470	(223)	17,365

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	470	(223)	17,365

Banco Santander SA	UBS	Sell	3.000	9/20/17	EUR	900	(3,420)	27,438

Federative Republic of Brazil	BNP	Sell	1.000	12/20/18	USD	3,545	280,477	(50,321)

Hellenic Republic	BAC	Sell	1.000	3/20/20	USD	1,435	509,505	(382,989)

Hellenic Republic	BAC	Sell	1.000	3/20/20	USD	1,435	545,380	(382,989)

Malaysia	BOA	Buy	1.000	12/20/20	USD	2,320	(124,027)	31,646

Malaysia	BOA	Buy	1.000	12/20/20	USD	1,185	(82,158)	16,164

Malaysia	BOA	Buy	1.000	12/20/20	USD	2,230	(116,658)	30,419

Malaysia	MOS-A	Buy	1.000	12/20/20	USD	2,325	(147,019)	31,714

Republic of Peru	BNP	Buy	1.000	12/20/20	USD	2,861	(81,736)	24,462

Russian Federation	BNP	Buy	1.000	12/20/20	USD	2,320	(247,677)	102,248

State Bank of India	BNP	Sell	1.000	9/20/19	USD	5,225	215,578	(30,041)

Total Over-the-Counter Credit Default Swaps							$336,999	$(271,101)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*		Reference Asset Rating Range**

Investment Grade Single Name Corporate Debt	1,840,000	EUR	—	EUR	BBB to BBB-
Investment Grade Single Name Corporate Debt	$5,225,000		$—		BBB-
Non-Investment Grade Sovereign Debt	$6,415,000		$—		BB to B-

Total USD	$11,640,000		$—

Total EUR	1,840,000	EUR	—	EUR

* Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

51 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Centrally Cleared Interest Rate Swaps at June 30, 2016

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		NotionalAmount (000’s)	Value

DEU	Receive	Three-Month ZAR JIBAR SAFEX	8.310%	6/29/26	ZAR	163,900	$11,218

DEU	Pay	Six-Month PLN WIBOR WIBO	1.920	6/29/21	PLN	63,350	98,004

JPM	Pay	MXN TIIE BANXICO	6.100	4/16/26	MXN	239,000	39,592

Total Centrally Cleared Interest Rate Swaps							$148,814

Over-the-Counter Interest Rate Swaps at June 30, 2016

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		NotionalAmount (000’s)	Value

DEU	Pay	Three-Month KRW CD KSDA	1.480%	4/20/18	KRW	303,370,000	$1,095,541

DEU	Receive	Three-Month KRW CD KSDA	1.670	4/20/26	KRW	65,010,000	(1,955,096)

SIB	Pay	BZDI	12.550	1/2/25	BRL	63,330	126,536

Total Over-the-Counter Interest Rate Swaps							$(733,019)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
RBS	Royal Bank of Scotland plc (The)
SIB	Banco Santander SA
TDB	Toronto Dominion Bank
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee

52 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Currency abbreviations indicate amounts reporting in currencies (Continued)
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SGD	Singapore Dollar
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
CD	Certificate of Deposit
CDX.HY.25	Markit CDX High Yield Index
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange
KSDA	Korean Securities Dealers Assn.
S&P	Standard & Poor’s
TIIE	Interbank Equilibrium Interest Rate
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

Exchange Abbreviations

CBT           Chicago Board of Trade

53 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS June 30, 2016 Unaudited

1. Organization

Oppenheimer Global Strategic Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub- Adviser has entered into a sub-sub-advisory agreement with Apollo Credit Management, LLC (the “Sub-Sub-Adviser”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Strategic Income Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds related to gold or other special minerals (“Gold ETFs”) and Regulation S securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

At period end, the Fund owned 554,046 shares with net assets of $48,374,613 in the Subsidiary.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day

54 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

3. Securities Valuation (Continued)

the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and

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CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

“asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through

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3. Securities Valuation (Continued)

either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

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CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$305,897,626	$50,807,130	$356,704,756
Mortgage-Backed Obligations	—	943,604,369	70,958	943,675,327
U.S. Government Obligations	—	133,155,644	—	133,155,644
Foreign Government Obligations	—	309,698,075	—	309,698,075
Corporate Loans	—	104,857,524	—	104,857,524
Corporate Bonds and Notes	—	2,539,079,206	96,835	2,539,176,041
Common Stocks	12,459,817	—	62	12,459,879
Rights, Warrants and Certificates	—	—	—	—
Structured Securities	—	16,909,785	7,357,984	24,267,769
Over-the-Counter Options Purchased	—	5,914,870	—	5,914,870
Over-the-Counter Interest Rate
Swaption Purchased	—	156,377	—	156,377
Investment Companies	380,256,300	—	—	380,256,300

Total Investments, at Value	392,716,117	4,359,273,476	58,332,969	4,810,322,562
Other Financial Instruments:
Swaps, at value	—	1,797,316	—	1,797,316
Centrally cleared swaps, at value	—	148,814	—	148,814
Futures contracts	10,870,706	—	—	10,870,706
Forward currency exchange contracts	—	38,008,005	—	38,008,005

Total Assets excluding investment companies valued using practical expedient	$403,586,823	$4,399,227,611	$58,332,969	$4,861,147,403

Investment companies valued using practical expedient				526,230,040

Total Assets				$5,387,377,443

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(2,801,436)	$—	$(2,801,436)
Centrally cleared swaps, at value	—	(1,064,793)	—	(1,064,793)
Options written, at value	—	(3,927,763)	—	(3,927,763)
Futures contracts	(3,317,915)	—	—	(3,317,915)
Forward currency exchange contracts	—	(22,985,228)	—	(22,985,228)

Total Liabilities	$(3,317,915)	$(30,779,220)	$—	$(34,097,135)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

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3. Securities Valuation (Continued)

	Transfers into Level 2*	Transfers out of Level 3*

Assets Table Investments, at Value:
Non-Convertible Corporate Bonds and Notes	$9,313,522	$(9,313,522)

Total Assets	$9,313,522	$(9,313,522)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

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CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (“Master Loan”) and Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Master Loan is to seek income. The investment objective of Master Event-Linked Bond is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 29.89% of Master Loan and 42.17% of Master Event-Linked Bond at period end.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

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4. Investments and Risks (Continued)

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$413,956,792
Sold securities	78,232,984

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund

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NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the counterparty pledged $583,568 of collateral to the Fund for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$62,494,362
Market Value	$8,192,761
Market Value as % of Net Assets	0.16%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to

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4. Investments and Risks (Continued)

certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities,

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NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a

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6. Use of Derivatives (Continued)

positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $1,088,167,739 and $1,844,641,710, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

65 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

During the reporting period, the Fund had an ending monthly average market value of $370,961,932 and $333,987,541 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

66 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

6. Use of Derivatives (Continued)

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $1,827,629 and $2,264,802 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $1,655,560 and $2,006,276 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

67 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

	Number of Contracts	Amount of Premiums

Options outstanding as of September 30, 2015	66,493,444,195	$8,568,792
Options written	462,548,087,197	16,475,413
Options closed or expired	(11,956,374,195)	(2,272,461)
Options exercised	(514,791,689,444)	(17,497,897)

Options outstanding as of June 30, 2016	2,293,467,753	$5,273,847

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

68 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

6. Use of Derivatives (Continued)

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $115,108,997 and $61,114,974 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between

69 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts. These currency swap contracts increase exposure to, or decrease exposure away from, foreign exchange and interest rate risk.

For the reporting period, the Fund had ending monthly average notional amounts of $7,355,001 and $51,266,718 on currency swaps which pay a fixed rate and which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $146,280,401 and $297,448,999 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by

70 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

6. Use of Derivatives (Continued)

the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $5,114,187 and $4,960,405 on purchased and written swaptions, respectively.

Written swaption activity for the reporting period was as follows:

	Notional Amount	Amount of Premiums

Swaptions outstanding as of September 30, 2015	3,448,200,000	$6,294,044
Swaptions written	4,805,372,559	14,603,028
Swaptions closed or expired	(2,334,662,559)	(6,242,785)
Swaptions exercised	(5,918,910,000)	(14,654,287)

Swaptions outstanding as of June 30, 2016	—	$—

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty

71 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $25,185,021.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets in the annual and semiannual reports and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker,

72 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

6. Use of Derivatives (Continued)

futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

73 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

7. Federal Taxes (Continued)

Federal tax cost of securities	$5,471,871,214
Federal tax cost of other investments	(57,215,616)

Total federal tax cost	$5,414,655,598

Gross unrealized appreciation	$159,167,753
Gross unrealized depreciation	(272,275,037)

Net unrealized depreciation	$(113,107,284)

74 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Strategic Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/12/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/12/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	8/12/2016